As filed with the Securities and Exchange Commission on April 29, 2020

Securities Act File No. 33-66262

Investment Company Act File No. 811-07896

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 48	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 49	☒

GAMCO GLOBAL SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq. GAMCO Global Series Funds, Inc. One Corporate Center Rye, New York 10580-1422	Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on _____ pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on ____ pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on ____ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GAMCO Global Series Funds, Inc.

The Gabelli Global Content & Connectivity Fund

The Gabelli Global Growth Fund

The Gabelli International Small Cap Fund

The Gabelli Global Rising Income and Dividend Fund

Gabelli Global Mini MitesTM Fund

(each a “Fund” and collectively, the “Funds”)

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

GAMCO Global Series Funds, Inc. (the “Corporation”)

Fund	Class	Ticker Symbol
The Gabelli Global	AAA	GABTX
Content & Connectivity	A	GTCAX
Fund	C	GTCCX
	I	GTTIX

The Gabelli Global	AAA	GICPX
Growth Fund	A	GGGAX
	C	GGGCX
	I	GGGIX

The Gabelli International	AAA	GABOX
Small Cap Fund	A	GOCAX
	C	GGLCX
	I	GLOIX

The Gabelli Global Rising	AAA	GAGCX
Income and Dividend	A	GAGAX
Fund	C	GACCX
	I	GAGIX

Gabelli Global	AAA	GAMNX
Mini MitesTM Fund	A	GMNAX
	C	GMNCX
	I	GGMMX

PROSPECTUS

April 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds; website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Funds.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

(the “Global Content & Connectivity Fund”)

Investment Objectives

The Global Content & Connectivity Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Content & Connectivity Fund.

Fees and Expenses of the Global Content & Connectivity Fund:

Effective January 27, 2020 (the “Effective Date”), the Global Content & Connectivity Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Global Content & Connectivity Fund as described herein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Content & Connectivity Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 56 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Global Content & Connectivity Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.49%	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses(1)	1.76%	1.76%	2.51%	1.51%
Fee Waiver and/or Expense Reimbursement(1)	(0.84)%	(0.84)%	(1.59)%	(0.59)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	0.92%	0.92%	0.92%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Content & Connectivity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the Global Content & Connectivity Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Content & Connectivity Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2021, and may be terminated only by the Board of Directors of the Corporation (the “Board”) before such time. The Global Content & Connectivity Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Global Content & Connectivity Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the Global Content & Connectivity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Content & Connectivity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Global Content & Connectivity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$94	$472	$875	$2,004
Class A Shares	$663	$1,020	$1,400	$2,463
Class C Shares	$194	$629	$1,192	$2,726
Class I Shares	$94	$419	$768	$1,751

You would pay the following expenses if you did not redeem your shares of the Global Content & Connectivity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$94	$472	$875	$2,004
Class A Shares	$663	$1,020	$1,400	$2,463
Class C Shares	$94	$629	$1,192	$2,726
Class I Shares	$94	$419	$768	$1,751

Portfolio Turnover

The Global Content & Connectivity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Content & Connectivity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Content & Connectivity Fund’s performance. During the most recent fiscal year, the Global Content & Connectivity Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Content & Connectivity Fund will invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Global Content & Connectivity Fund’s investment adviser (the “Adviser”), believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Content & Connectivity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Content & Connectivity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Content & Connectivity Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. In accordance with its existing concentration policy, the Global Content & Connectivity Fund will continue to invest at least 25% of the value of its total assets in the telecommunications-related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

The companies in which the Global Content & Connectivity Fund may invest are engaged in the following products, services, or activities: telecommunications services (including data, video, voice, advanced IP-based services, corporate networking solutions, messaging and other communication and connectivity applications based on established and emerging technologies); telecommunications infrastructure and equipment; media & entertainment (including television; radio; cable networks; filmed, live, and digital entertainment; advertising; publishing; emerging forms of digital and interactive content; eSports; and eGaming); consumer electronics; e-commerce & information technology (including Internet software and services; application, systems, and home entertainment software; IT consulting, data processing, and technology hardware and equipment). Additional cross-industry investment focus areas include: cloud computing, The Internet of Things (“IoT”) (including solutions related to connected vehicle, connected home, smart city, smart grid), Big Data, artificial intelligence, machine learning, robotics, cybersecurity, virtual reality, augmented reality, digital convergence, biometric and wearable devices, eHealth, eGovernment, financial technology, over-the-top (“OTT”) content and applications, and software-as-a-service (“SaaS”).

Principal Risks

You may want to invest in the Global Content & Connectivity Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Content & Connectivity Fund’s share price will fluctuate with changes in the market value of the Global Content & Connectivity Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Global Content & Connectivity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Global Content & Connectivity Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Global Content & Connectivity Fund.

In addition to the risks generally applicable to all Funds set forth in the Prospectus and SAI, investing in the Global Content & Connectivity Fund will particular involve the following risks:

•

Concentration Risk.    Because the Global Content & Connectivity Fund will invest at least 25% of its total assets in securities of companies in the telecommunications related industry, and will otherwise focus its investments in the media and information technology industries, the Global Content & Connectivity Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. Accordingly, the Global Content &

Connectivity Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Content & Connectivity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Global Content & Connectivity Fund’s performance, as well as the performance and viability of issuers in which it invests.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Global Content & Connectivity Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the Global Content & Connectivity Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•

Depositary Receipts.    The Global Content & Connectivity Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•

Industry Risk.     Telecommunications — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens, rapid obsolescence of products and services due to product compatibility or changing consumer preferences and strong market reactions to technological developments throughout the industry, among other things. In addition, companies in which the Global Content & Connectivity Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Media — Companies engaged in the design, production or distribution of goods or services for the media industry may become obsolete quickly. Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Additionally, intellectual property rights are very important to many media companies and the expiration of intellectual property rights or other events that adversely affect a media company’s intellectual property rights may materially and adversely affect the value of its securities.

Information Technology — The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. As a result, these factors may negatively affect the performance of the Global Content & Connectivity Fund.

These risks may be heightened for telecommunications, media, and technology companies in foreign markets.

•

Growth Stock Risk.    Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

•	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Content & Connectivity Fund holds, then the value of the Global Content & Connectivity Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Content & Connectivity Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Content & Connectivity Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Content & Connectivity Fund by showing changes in the Global Content & Connectivity Fund’s performance from year to year and by showing how the Global Content & Connectivity Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Content & Connectivity Fund’s past performance (before and after taxes) does not predict how the Global Content & Connectivity Fund will perform in the future. Updated information on the Global Content & Connectivity Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL CONTENT & CONNECTIVITY FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 9.20% (quarter ended September 30, 2012), and the lowest return for a quarter was (17.46)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2019 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Content & Connectivity Fund Class AAA Shares:
Return Before Taxes	15.62%	2.95%	5.03%
Return After Taxes on Distributions	13.85%	1.44%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	10.33%	2.22%	4.08%
Class A Shares Return Before Taxes	8.99%	1.71%	4.39%
Class C Shares Return Before Taxes	13.81%	2.19%	4.25%
Class I Shares Return Before Taxes	16.42%	3.50%	5.44%
MSCI AC World Communication Services Index (reflects no deduction for fees, expenses, or taxes)	25.09%	4.97%	6.72%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	26.60%	8.41%	8.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Sergey Dluzhevskiy, CPA, CFA, has served as associate portfolio manager of the Global Content & Connectivity Fund since 2006. Evan Miller, CFA, has served as associate portfolio manager of the Global Content & Connectivity Fund since 2002.

Purchase and Sale of Fund Shares

Effective January 27, 2020, the Global Content & Connectivity Fund’s respective Class AAA, Class A and Class C Shares have been “closed to purchases from new investors,” as described above.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA, A, and C shares are reopened. When and if initial investments into Class AAA, A, and C shares are reopened, there will be no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the Global Content & Connectivity Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the Global Content & Connectivity Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Global Content & Connectivity Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the Global Content & Connectivity Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Global Content & Connectivity Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Global Content & Connectivity Fund. Please refer to the Global Content & Connectivity Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the Global Content & Connectivity Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Content & Connectivity Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the Global Content & Connectivity Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Content & Connectivity Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Content & Connectivity Fund.

Tax Information

The Global Content & Connectivity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Content & Connectivity Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Content & Connectivity Fund and its related companies may pay the intermediary for the sale of Global Content & Connectivity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Content & Connectivity Fund over another investment. For more information, turn to “Third Party Arrangements” on page 63 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

The GABELLI GLOBAL GROWTH FUND

(the “Global Growth Fund”)

Investment Objectives

The Global Growth Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Growth Fund.

Fees and Expenses of the Global Growth Fund:

Effective January 27, 2020 (the “Effective Date”), the Global Growth Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Global Growth Fund as described herein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 56 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Global Growth Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses(1)	1.63%	1.63%	2.38%	1.38%
Fee Waiver and/or Expense Reimbursement(1)	(0.73)%	(0.73)%	(1.48)%	(0.48)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.90%	0.90%	0.90%	0.90%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Growth Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the Global Growth Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Growth Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2021, and may be terminated only by the Board of Directors of the Corporation (the “Board”) before such time. The Global Growth Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Global Growth Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Global Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$92	$443	$818	$1,871
Class A Shares	$662	$992	$1,346	$2,339
Class C Shares	$192	$600	$1,136	$2,603
Class I Shares	$92	$390	$709	$1,616

You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$92	$443	$818	$1,871
Class A Shares	$662	$992	$1,346	$2,339
Class C Shares	$92	$600	$1,136	$2,603
Class I Shares	$92	$390	$709	$1,616

Portfolio Turnover

The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Growth Fund’s performance. During the most recent fiscal year, the Global Growth Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Growth Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

To achieve the Global Growth Fund’s primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world’s market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.

The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large.

Principal Risks

You may want to invest in the Global Growth Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Growth Fund’s share price will fluctuate with changes in the market value of the Global Growth Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Global Growth Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Global Growth Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Global Growth Fund.

Investing in the Global Growth Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Growth Stock Risk.    Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Global Growth Fund’s performance, as well as the performance and viability of issuers in which it invests.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Global Growth Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the Global Growth Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•

Depositary Receipts.    The Global Growth Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Growth Fund holds, then the value of the Global Growth Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Growth Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Growth Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund’s performance from year to year and by showing how the Global Growth Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Growth Fund’s past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL GROWTH FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 15.67% (quarter ended December 31, 2011), and the lowest return for a quarter was (19.20)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2019 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Growth Fund Class AAA Shares:
Return Before Taxes	30.73%	10.39%	10.96%
Return After Taxes on Distributions	27.88%	8.70%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares	20.24%	7.95%	8.81%
Class A Shares Return Before Taxes	23.22%	9.09%	10.31%
Class C Shares Return Before Taxes	28.82%	9.58%	10.15%
Class I Shares Return Before Taxes	31.03%	10.99%	11.43%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	26.60%	8.41%	8.79%
Lipper Global Large Cap Growth Fund Classification	30.32%	10.19%	10.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Growth Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., and Howard F. Ward, CFA, Senior Vice President of GAMCO Investors, Inc. and Chief Investment Officer of Growth Products, have served as portfolio managers of the Global Growth Fund since 2000 and 2005, respectively. Christopher D. Ward, CFA, Vice President of GAMCO Investors, Inc., has served as an associate portfolio manager of the Global Growth Fund since May 1, 2018.

Purchase and Sale of Fund Shares

Effective January 27, 2020, the Global Growth Fund’s respective Class AAA, Class A and Class C Shares have been “closed to purchases from new investors,” as described above.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA, A, and C shares are reopened. When and if initial investments into Class AAA, A, and C shares are reopened, there will be no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the Global Growth Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the Global Growth Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Global Growth Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the Global Growth Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Global Growth Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Global Growth Fund. Please refer to the Global Growth Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the Global Growth Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Growth Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the Global Growth Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Growth Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Growth Fund.

Tax Information

The Global Growth Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Growth Fund and its related companies may pay the intermediary for the sale of Global Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Growth Fund over another investment. For more information, turn to “Third Party Arrangements” on page 63 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

The GABELLI INTERNATIONAL SMALL CAP FUND

(the “International Small Cap Fund”)

Investment Objectives

The International Small Cap Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the International Small Cap Fund.

Fees and Expenses of the International Small Cap Fund:

Effective January 27, 2020 (the “Effective Date”), the International Small Cap Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the International Small Cap Fund as described herein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Small Cap Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 56 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	2.16%	2.16%	2.16%	2.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(1)	3.42%	3.42%	4.17%	3.17%
Fee Waiver and/or Expense Reimbursement(1)	(2.51)%	(2.51)%	(3.26)%	(2.26)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.91%	0.91%	0.91%	0.91%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the International Small Cap Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the International Small Cap Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the International Small Cap Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2021, and may be terminated only by the Board of Directors of the Corporation (the “Board”) before such time. The International Small Cap Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the International Small Cap Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the International Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the International Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$93	$816	$1,562	$3,534
Class A Shares	$663	$1,344	$2,048	$3,906
Class C Shares	$193	$968	$1,858	$4,148
Class I Shares	$93	$765	$1,462	$3,319

You would pay the following expenses if you did not redeem your shares of the International Small Cap Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$93	$816	$1,562	$3,534
Class A Shares	$663	$1,344	$2,048	$3,906
Class C Shares	$93	$968	$1,858	$4,148
Class I Shares	$93	$765	$1,462	$3,319

Portfolio Turnover

The International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the International Small Cap Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Small Cap Fund’s performance. During the most recent fiscal year, the International Small Cap Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The International Small Cap Fund will invest primarily in a portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the International Small Cap Fund will consider various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Under normal market conditions, the International Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of “small cap companies.” The Adviser currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment. The investment policy of the International Small Cap Fund relating to the type of securities in which 80% of the International Small Cap Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least sixty days notice prior to any change in this policy.

The International Small Cap Fund may invest in non-U.S. markets throughout the world, including emerging markets. The International Small Cap Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the International Small Cap Fund will invest in the securities of issuers located in at least five countries outside the U.S. There are no geographic limits on the International Small Cap Fund’s non-U.S. investments.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller capitalization companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•

Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller capitalization companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You may want to invest in the International Small Cap Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The International Small Cap Fund’s share price will fluctuate with changes in the market value of the International Small Cap Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the International Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell International Small Cap Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the International Small Cap Fund.

Investing in the International Small Cap Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the International Small Cap Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the International Small Cap Fund’s performance, as well as the performance and viability of issuers in which it invests.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The International Small Cap Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the International Small Cap Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•

Depositary Receipts.    The International Small Cap Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•

Growth Stock Risk.    Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the International Small Cap Fund holds, then the value of the International Small Cap Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the International Small Cap Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the International Small Cap Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the International Small Cap Fund by showing changes in the International Small Cap Fund’s performance from year to year and by showing how the International Small Cap Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the International Small Cap Fund’s past performance (before and after taxes) does not predict how the International Small Cap Fund will perform in the future. Updated information on the International Small Cap Fund’s results can be obtained by visiting www.gabelli.com.

INTERNATIONAL SMALL CAP FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 17.10% (quarter ended September 30, 2010), and the lowest return for a quarter was (19.54)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2019 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
International Small Cap Fund Class AAA Shares:
Return Before Taxes	25.94%	5.28%	6.48%
Return After Taxes on Distributions	24.13%	1.62%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	16.87%	3.92%	5.16%
Class A Shares Return Before Taxes	17.68%	3.57%	5.62%
Class C Shares Return Before Taxes	23.01%	4.13%	5.50%
Class I Shares Return Before Taxes	26.04%	5.72%	6.87%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	26.60%	8.41%	8.79%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	24.96%	8.85%	8.74%
Lipper Global Multi-Cap Growth Fund Classification	29.26%	9.26%	9.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their International Small Cap Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

In addition to the MSCI AC World Index, which is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries, the International Small Cap Fund’s returns are also compared with the MSCI EAFE Small Cap Index, which is an equity index that captures small cap representation across developed markets countries around the world, excluding the US and Canada.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Caesar M.P. Bryan, Senior Vice President of GAMCO Investors, Inc., has served as portfolio manager of the International Small Cap Fund since 1998.

Purchase and Sale of Fund Shares

Effective January 27, 2020, the International Small Cap Fund’s respective Class AAA, Class A and Class C Shares have been “closed to purchases from new investors,” as described above.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA, A, and C shares are reopened. When and if initial investments into Class AAA, A, and C shares are reopened, there will be no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the International Small Cap Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the International Small Cap Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the International Small Cap Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the International Small Cap Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the International Small Cap Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the International Small Cap Fund. Please refer to the International Small Cap Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the International Small Cap Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem International Small Cap Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc.,

430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the International Small Cap Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the International Small Cap Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the International Small Cap Fund.

Tax Information

The International Small Cap Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the International Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the International Small Cap Fund and its related companies may pay the intermediary for the sale of International Small Cap Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Small Cap Fund over another investment. For more information, turn to “Third Party Arrangements” on page 63 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

The GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

(the “GRID Fund”)

Investment Objective

The GRID Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

Fees and Expenses of the GRID Fund:

Effective January 27, 2020 (the “Effective Date”), the GRID Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the GRID Fund as described herein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the GRID Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 56 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the GRID Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.45%	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(1)	1.71%	1.71%	2.46%	1.46%
Fee Waiver and/or Expense Reimbursement(1)	(0.80)%	(0.80)%	(1.55)%	(0.55)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.91%	0.91%	0.91%	0.91%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the GRID Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the GRID Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the GRID Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2021, and may be terminated only by the Board of Directors of the Corporation (the “Board”) before such time. The GRID Fund will carry forward any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the GRID Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the GRID Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the GRID Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the GRID Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$93	$461	$853	$1,953
Class A Shares	$663	$1,009	$1,379	$2,415
Class C Shares	$193	$618	$1,170	$2,678
Class I Shares	$93	$408	$745	$1,699

You would pay the following expenses if you did not redeem your shares of the GRID Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$93	$461	$853	$1,953
Class A Shares	$663	$1,009	$1,379	$2,415
Class C Shares	$93	$618	$1,170	$2,678
Class I Shares	$93	$408	$745	$1,699

Portfolio Turnover

The GRID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the GRID Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the GRID Fund’s performance. During the most recent fiscal year, the GRID Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The GRID Fund will attempt to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The GRID Fund will primarily invest in common stocks of foreign and domestic issuers that the GRID Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases. To this end, the portfolio manager may invest in stocks that pay and increase dividends over time that can potentially provide “rising income.” Rising income stocks historically have provided a better total return over time, potentially combat inflation and offer the opportunity to potentially take advantage of compounding through dividend and income reinvestment. Under normal circumstances, the GRID Fund intends to invest in at least three countries, including the United States, and will invest at least 40% of its total assets in countries other than the United States.

The GRID Fund invests in companies whose stocks the Adviser believes are selling at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

The GRID Fund may utilize certain “arbitrage” strategies. The GRID Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the GRID Fund may purchase the selling company’s securities, offering the GRID Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

The GRID Fund may invest in convertible securities, which include bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies with no target maturity range. Because many convertible securities are rated below investment grade, the GRID Fund may invest without limit in convertible securities rated lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, are of comparable quality as determined by the Adviser, including up to 5% of its assets in convertible securities of issuers in default. The GRID Fund also may invest up to 25% of its assets in non-convertible fixed income securities that are below investment grade, including up to 5% of its assets in non-convertible fixed income securities of issuers that are in default.

Principal Risks

You may want to invest in the GRID Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The GRID Fund’s share price will fluctuate with changes in the market value of the GRID Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. In addition, the GRID Fund’s portfolio companies may reduce or eliminate the dividend rate on the securities held by the GRID Fund. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the GRID Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. An investment in the GRID Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell GRID Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the GRID Fund.

Investing in the GRID Fund involves the following risks:

•

Convertible Securities.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in the interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Credit Risk for Convertible Securities and Fixed Income Securities.    Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the GRID Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the GRID Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The GRID Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the GRID Fund’s investments in these securities will necessarily reduce the volatility of the GRID Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the GRID Fund’s performance, as well as the performance and viability of issuers in which it invests.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the GRID Fund to experience investment losses impacting its shares negatively.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in emerging markets.

•

Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The GRID Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the GRID Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•

Depositary Receipts.    The GRID Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•	Interest Rate Risk. The primary risk associated with dividend- and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The GRID Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise in the future.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. Such lower rated securities are considered speculative investments with increased credit risk and are generally known as “junk bonds” or “high yield securities”. Investments in lower rated securities may also include securities of issuers that are in default. Investments in securities of issuers in default present even greater risk exposure for the GRID Fund.

•

Growth Stock Risk.    Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the GRID Fund holds, then the value of the GRID Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the GRID Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the GRID Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, market, political or regulatory occurrence than shares of a diversified mutual fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the GRID Fund by showing changes in the GRID Fund’s performance from year to year and by showing how the GRID Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. Substantially all of the GRID Fund’s operating history and performance results have been achieved implementing different investment strategies under the GRID Fund’s previous names, the GAMCO Vertumnus Fund and the GAMCO Global Convertible Securities Fund, and as such, the GRID Fund’s past performance (before and after taxes) does not predict how the GRID Fund will perform in the future. Updated information on the GRID Fund’s results can be obtained by visiting www.gabelli.com.

GRID FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 7.31% (quarter ended September 30, 2010), and the lowest return for a quarter was (13.86)% (quarter ended December 31, 2018).

Average Annual Total Returns (for the years ended December 31, 2019 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
GRID Fund Class AAA Shares:
Return Before Taxes	14.38%	4.74%	5.20%
Return After Taxes on Distributions	14.34%	4.49%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares	8.70%	3.71%	4.06%
Class A Shares Return Before Taxes	7.77%	3.47%	4.57%
Class C Shares Return Before Taxes	12.61%	3.93%	4.05%
Class I Shares Return Before Taxes	15.11%	5.23%	5.56%
ICE Bank of America Merrill Lynch Global 300 Convertible Index (reflects no deduction for fees, expenses, or taxes)	13.74%	7.54%	8.07%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67%	8.74%	9.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their GRID Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, and Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the GRID Fund since 1994.

Purchase and Sale of Fund Shares

Effective January 27, 2020, the GRID Fund’s respective Class AAA, Class A and Class C Shares have been “closed to purchases from new investors,” as described above.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA, A, and C shares are reopened. When and if initial investments into Class AAA, A, and C shares are reopened, there will be no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the GRID Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the GRID Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the GRID Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the GRID Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the GRID Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the GRID Fund. Please refer to the GRID Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the GRID Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem GRID Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the GRID Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the GRID Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the GRID Fund.

Tax Information

The GRID Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the GRID Fund through a broker-dealer or other financial intermediary (such as a bank), the GRID Fund and its related companies may pay the intermediary for the sale of GRID Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the GRID Fund over another investment. For more information, turn to “Third Party Arrangements” on page 63 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

GABELLI GLOBAL MINI MITESTM FUND

(the “Global Mini Mites Fund”)

Investment Objectives

The Global Mini Mites Fund primarily seeks to provide investors with long term capital appreciation.

Fees and Expenses of the Global Mini Mites Fund:

Effective January 27, 2020 (the “Effective Date”), the Global Mini Mites Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Global Mini Mites Fund as described herein.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Mini Mites Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds when and if initial investments into Class A shares are reopened. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 56 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Global Mini Mites Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	9.55%	9.55%	9.55%	9.55%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(1)	10.81%	10.81%	11.56%	10.56%
Fee Waiver and/or Expense Reimbursement(1)	(9.90)%	(9.90)%	(10.65)%	(9.65)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	0.91%	0.91%	0.91%

(1)

“Other Expenses” are based on estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Mini Mites Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for all classes of shares. Under this same arrangement, the Global Mini Mites Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Mini Mites Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 0.90% for the applicable class of shares, after giving effect to the repayments. This arrangement is in effect through April 30, 2021, and may be terminated only by the Board of Directors of the Corporation before such time. The Global Mini Mites Fund will carry forward, for a period not to exceed two years from the date that an amount is waived, any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Global Mini Mites Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Expense Example

This example is intended to help you compare the cost of investing in the Global Mini Mites Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Mini Mites Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Global Mini Mites Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$93	$2,214	$4,097	$7,925
Class A Shares	$663	$2,662	$4,436	$8,044
Class C Shares	$193	$2,344	$4,310	$8,201
Class I Shares	$93	$2,171	$4,024	$7,827

You would pay the following expenses if you did not redeem your shares of the Global Mini Mites Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$93	$2,214	$4,097	$7,925
Class A Shares	$663	$2,662	$4,436	$8,044
Class C Shares	$93	$2,344	$4,310	$8,201
Class I Shares	$93	$2,171	$4,024	$7,827

Portfolio Turnover

The Global Mini Mites Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Mini Mites Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Mini Mites Fund’s performance. During the most recent fiscal year, the Global Mini Mites Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies

The Global Mini Mites Fund primarily invests in equity securities of micro-cap companies, which the Global Mini Mites Fund defines as companies that have a market capitalization (defined as shares outstanding multiplied by the current market price) of $250 million or less at the time of the Global Mini Mites Fund’s investment. Equity securities include common stocks (including indirect holdings of common stock through depositary receipts), as well as other equity securities such as preferred stocks and convertible securities. Micro-cap companies may be engaged in new and emerging industries. Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies.

As a “global” fund, the Global Mini Mites Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Mini Mites Fund’s total net assets are invested in securities of non-U.S. issuers or related investments thereof (such as depositary receipts and derivative instruments). The Global Mini Mites Fund may invest in companies located in developed or emerging markets as well as in non-equity securities, such as corporate bonds or other debt securities or financial instruments, including foreign debt securities.

The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”), and the Global Mini Mites Fund focuses on micro-cap companies that appear to be underpriced relative to their PMV. PMV is the value the Adviser believes informed purchasers would be willing to pay to acquire a company or other assets with similar characteristics. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. Further, the Adviser looks for catalysts, factors indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

Additionally, the Adviser may also consider the securities of companies that appear to have favorable yet undervalued prospects for earnings growth and price appreciation. In this regard, the Adviser may invest the Global Mini Mites Fund’s assets in companies that it believes have above average or expanding market shares, profit margins, and returns on equity. In evaluating growth prospects, the Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. Government, various trade associations and other sources, and published corporate financial data such as annual reports and quarterly statements as well as direct interviews with company management. When applying a growth strategy, the Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

The Adviser expects to seek to sell investments that lose their perceived value relative to other investments, which could occur because of, among other things, a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Global Mini Mites Fund.

The Global Mini Mites Fund may invest in non-U.S. equity securities through depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments, which are generally subject to risks associated with equity securities and investments in foreign (non-U.S.) securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. ADRs are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In most other respects, ADRs, EDRs and GDRs for foreign securities have the same characteristics as the underlying securities.

Principal Risks

You may want to invest in the Global Mini Mites Fund if:

•	you seek to diversify your investments outside the U.S.
•	you seek exposure to the micro-capitalization market segment despite the potential volatility of micro-capitalization stocks.
•	you are a long term investor.
•	you seek long term growth of capital.

The Global Mini Mites Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. An investment in the Global Mini Mites Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Global Mini Mites Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Global Mini Mites Fund.

Investing in the Global Mini Mites Fund involves the following risks:

•

Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Global Mini Mites Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Global Mini Mites Fund’s securities goes down, your investment in the Global Mini Mites Fund decreases in value.

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Global Mini Mites Fund’s performance, as well as the performance and viability of issuers in which it invests

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, tariffs or punitive taxation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Global Mini Mites Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the Global Mini Mites Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•

Depositary Receipts.    The Global Mini Mites Fund may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

•

Micro-Cap Company Risk.    Although micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of such companies may involve greater risks than investing in larger, more established companies, including the risk of loss and the risk that the Global Mini Mites Fund’s returns may differ significantly from returns of funds investing in larger-cap companies or other asset classes. Micro-cap companies may be new or unseasoned companies which are in their very early stages of development. Micro-cap companies generally have limited product lines, markets, management personnel, competitive strengths, research, and financial resources, and may be more vulnerable to adverse business or market developments. Their securities may trade less frequently and in more limited volume, and are subject to more abrupt or erratic market price movements, than the securities of larger, more established companies. The Global Mini Mites Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities, and may need a considerable amount of time to purchase or sell its positions in these securities. Also, micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, micro-cap company stock prices tend to rise and fall in value more than other stock prices. Micro-cap securities are highly volatile, and these companies may fail to execute their business plans and go out of business. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable. Micro-cap companies may be more vulnerable than larger companies to key personnel losses due to reliance on a smaller number of management personnel. These conditions, which create greater opportunities to find securities trading below the Adviser’s estimate of the company’s current worth, also involve increased risk. The shares of micro-cap companies may require fair-value pricing, which is subjective and requires judgment by the Adviser, and may be at risk for de-listing from a securities exchange, making it difficult for the Global Mini Mites Fund to buy and sell shares of a particular company. The actual market prices for a security may differ from the fair value of that security as determined by the Adviser, and there is no assurance that the Global Mini Mites Fund will realize fair valuation upon the sale of a security. In addition, there may be less public information available about micro-cap companies. It may take a long time before the Global Mini Mites Fund realizes a gain, if any, on an investment in a micro-cap company. Micro-cap companies may have limited financial resources and little or no access to additional credit and therefore may be more susceptible to market downturns or rising credit costs than larger, more established companies. The risks of investing in micro-cap companies are even greater than those of investing in small-cap companies, which may have market capitalizations of up to $3 billion at the time of investment.

•

Growth Stock Risk.    Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.

•

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Mini Mites Fund holds, then the value of the Global Mini Mites Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Mini Mites Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Mini Mites Fund’s shares more sensitive to changes in the market value of a single issuer or industry and more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

•

Liquidity Risk.    Liquidity risk is the risk that certain of the Global Mini Mites Fund’s securities holdings may be considered to be illiquid, which means that they may become difficult to value, purchase, or sell. This could prevent the Global Mini Mites Fund from purchasing or selling such illiquid securities at an advantageous time or price, and could require the Global Mini Mites Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Because the trading market for micro and nano-cap stocks is generally more volatile, thin, and unpredictable relative to larger capitalization stocks, the Global Mini Mites Fund is subject to greater liquidity risk than a fund that invests in larger capitalization stocks.

•

Limited Operating History.    The Global Mini Mites Fund commenced operations on October 1, 2018 and therefore has a limited operating history and may have higher expenses (although the Global Mini Mites Fund expects that such expenses would be limited under its Expense Deferral Agreement with the Adviser). There can be no assurance that the Global Mini Mites Fund will grow to or maintain an economically viable size. The Global Mini Mites Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Mini Mites Fund by showing changes in the Global Mini Mites Fund’s performance from year to year and by showing how the Global Mini Mites Fund’s average annual returns for one year compared with those of broad based securities market indices. As with all mutual funds, the Global Mini Mites Fund’s past performance (before and after taxes) does not predict how the Global Mini Mites Fund will perform in the future. Updated information on the Global Mini Mites Fund’s results can be obtained by visiting www.gabelli.com

GLOBAL MINI MITES FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar year shown in the bar chart, the highest return for a quarter was 10.67% (quarter ended March 31, 2019) and the lowest return for a quarter was (3.77)% (quarter ended September 30, 2019).

Average Annual Total Returns (for the periods ended December 31, 2019, with maximum sales charges, if applicable)	Past One Year	Since Inception (October 1, 2018)
The Global Mini Mites Fund Class AAA Shares (first issued on 10/01/18)
Return Before Taxes	11.49%	(3.05)%
Return After Taxes on Distributions	10.05%	(4.05)%
Return After Taxes on Distributions and Sale of Fund Shares	7.01%	(2.64)%
Class A Shares (first issued on 10/01/18)
Return Before Taxes	5.06%	(7.56)%
Class C Shares (first issued on 10/01/18)
Return Before Taxes	9.83%	(3.65)%
Class I Shares (first issued on 10/01/18)
Return Before Taxes	11.84%	(2.85)%
S&P Developed SmallCap Index (reflects no deduction for fees, expenses or taxes)	26.14%	(2.98)%

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, and Ms. Sarah Donnelly, Senior Vice President of GAMCO Investors Inc., will serve as portfolio managers of the Global Mini Mites Fund and will be jointly and primarily responsible for the day-to-day management of the Global Mini Mites Fund. Mr. Gabelli and Ms. Donnelly are assisted by a team of associate portfolio managers comprised of Mr. Ashish Sinha, Assistant Vice President of GAMCO Asset Management UK, Mr. Hendi Susanto, Vice President of Associated Capital Group Inc., and Mr. Chong-Min Kang, Senior Vice President of GAMCO Investors Inc.

Purchase and Sale of Fund Shares

Effective January 27, 2020, the Global Mini Mites Fund’s respective Class AAA, Class A and Class C Shares have been “closed to purchases from new investors,” as described above.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $10,000 ($250 for IRAs or Coverdell Education Savings Plans) when and if initial investments into Class AAA, A, and C shares are reopened. When and if initial investments into Class AAA, A, and C shares are reopened, there will be no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $1,000 when purchasing shares directly through G.distributors, LLC, the Global Mini Mites Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

Since the minimum initial investment amount for the Global Mini Mites Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of the Global Mini Mites Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of the Global Mini Mites Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of the Global Mini Mites Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of the Global Mini Mites Fund. Please refer to the Global Mini Mites Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

You can purchase or redeem shares of the Global Mini Mites Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Mini Mites Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone if you have an existing account with banking instructions on file at 800-GABELLI (800-422-3554).

Shares of the Global Mini Mites Fund can also be purchased or sold through registered broker-dealers or financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Global Mini Mites Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Global Mini Mites Fund.

Tax Information

The Global Mini Mites Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Mini Mites Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Mini Mites Fund and its related companies may pay the intermediary for the sale of Global Mini Mites Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Mini Mites Fund over another investment. For more information, turn to “Third Party Arrangements” on page 63 of the prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

The Global Content & Connectivity Fund, Global Growth Fund, International Small Cap Fund, and Global Mini Mites Fund each primarily seek to provide long term capital appreciation. The secondary goal of each of the Global Content & Connectivity Fund, Global Growth Fund, and International Small Cap Fund is to provide current income. The GRID Fund seeks to provide a high level of total return through current income and appreciation of capital.

Each Fund, other than the Global Mini Mites Fund, invests primarily in common stocks of companies which the Funds’ portfolio management teams believe are likely to have the potential for above average capital appreciation and produce income. The Global Mini Mites Fund primarily invests in equity securities of micro-cap companies, which the Fund defines as companies that have a market capitalization (defined as shares outstanding multiplied by the current market price) of $250 million or less at the time of the Fund’s investment. Equity securities include common stocks (including indirect holdings of common stock through depositary receipts), as well as other equity securities such as preferred stocks and convertible securities.

As global funds, each Fund other than the International Small Cap Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of each applicable Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof (such as depositary receipts and derivative instruments). As an international fund, the International Small Cap Fund invests in the securities of issuers located in at least five countries outside the U.S.

The Funds may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments, which are generally subject to risks associated with equity securities and investments in foreign (non-U.S.) securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. ADRs are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In most other respects, ADRs, EDRs and GDRs for foreign securities have the same characteristics as the underlying securities.

The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (“PMV”). PMV is the value the Adviser believes informed purchasers would be willing to pay to acquire a company or other assets with similar characteristics.

Undervaluation of a company’s stock can result from a variety of factors, such as a lack of investor recognition of:

•	the underlying value of a company’s fixed assets,
•	the value of a consumer or commercial franchise,
•	changes in the economic or financial environment affecting the company,
•	new, improved, or unique products or services,
•	new or rapidly expanding markets,
•	technological developments or advancements affecting the company or its products, and
•	changes in governmental regulations, political climate, or competitive conditions.

The actual events that may lead to a significant increase in the value of a company’s securities include:

•	a change in the company’s management policies,
•	an investor’s purchase of a large portion of the company’s stock,
•	a merger or reorganization or recapitalization of the company,

•	a sale of a division of the company, a tender offer (an offer to purchase investors’ shares),
•	the spin-off to shareholders of a subsidiary, division, or other substantial assets, and
•	the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser likewise considers changes in economic and political outlooks as well as individual corporate developments. Further, the Adviser looks for catalysts, factors indigenous to the company, its industry or geographic positioning that may surface additional value, including, but not limited to, industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business.

Additionally, the Adviser may also consider the securities of companies that appear to have favorable yet undervalued prospects for earnings growth and price appreciation. In this regard, the Adviser may invest a Fund’s assets in companies that it believes have above average or expanding market shares, profit margins, and returns on equity. In evaluating growth prospects, the Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. Government, various trade associations and other sources, and published corporate financial data such as annual reports and quarterly statements as well as direct interviews with company management. When applying a growth strategy, the Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

The Adviser expects to seek to sell investments that lose their perceived value relative to other investments, which could occur because of, among other things, a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Funds.

The investment policies of the International Small Cap Fund and the GRID Fund relating to the type of securities in which 80% of these Funds’ net assets must be invested may be changed by the Board of Directors (the “Board”) without shareholder approval. Shareholders of the applicable Fund will, however, receive at least sixty days’ notice prior to any change in these policies.

The Funds may also use the following investment techniques:

•

Defensive Investments.    When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

The Funds may also engage in other investment practices in order to achieve their investment objective. These are briefly discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

Investing in the Funds involves risks. Generally, a Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Funds are also subject to the risk that the Adviser’s judgments about above average growth potential of a particular company is incorrect and that the perceived value of such company’s stock is not realized by the market, or that the price of a Fund’s portfolio securities will decline.

In addition to the general risks noted above, investing in the Funds also involves the following risks:

•

Concentration Risk.    Global Content & Connectivity Fund only — Because the Global Content & Connectivity Fund will invest more than 25% of its total assets in securities of companies in the telecommunications related industry, the Global Content & Connectivity Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Global Content & Connectivity Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Global Content & Connectivity Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Global Content & Connectivity Fund, it may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Global Content & Connectivity Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

•

Convertible Securities.    GRID Fund only — The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return and are able to tolerate the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally lower than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

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Credit Risk for Convertible Securities and Fixed Income Securities.    GRID Fund only — Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

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Interest Rate Risk.    GRID Fund only — The primary risk associated with dividend- and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise in the future.

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Equity Market Risk.    The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value.

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Equity Risk.    Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by a Fund. Because the value of securities, and thus shares of the Funds, could decline, you could lose money. GRID Fund only — Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The GRID Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the GRID Fund’s investments in these securities will necessarily reduce the volatility of the GRID Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

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Coronavirus and Global Health Events.    An outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” was first detected in China in December 2019 and has now been detected globally. The current economic situation resulting from the unprecedented measures taken around the world to combat the spread of COVID-19 may continue to contribute to severe market disruptions, volatility and reduced economic activity. Furthermore, measures taken to battle COVID-19 may have long term negative effects on the U.S. and worldwide financial markets and economies and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the effects of these or similar events in the future on the U.S. economy and financial markets. These events could have a significant impact on the Funds’ performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests.

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Event Driven Risk.    GRID Fund and Global Mini Mites Fund only — The principal risk associated with event driven investments is that certain of the events may not happen or the market may react differently than expected to the anticipated transaction. Furthermore, even if the event occurs or is announced, it may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen. Additionally, forced sellers may reduce prices and/or marks to market. Event driven investment transactions are also subject to the risk of overall market movements. To the extent that a general increase or decline in securities values affects the securities involved in an event driven position of the GRID Fund differently, the position may be exposed to loss. Accordingly, the GRID Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares.

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Growth Stock Risk.    Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

•	Foreign Securities Risk. A Fund that invests outside the United States carries additional risks that include:

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Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Each Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, a Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

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Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose tariffs or punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair each Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

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Access Risk — The risk that some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to each Fund.

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Eurozone Investment Risks — A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. Pursuant to an agreement setting out the terms on which the United Kingdom may leave the European Union (“Brexit”), the United Kingdom formally withdrew from the EU, effective January 31, 2020, and entered into an 11-month transition period. During this transition period, the United Kingdom is expected to renegotiate its political and economic relationships with the

EU and other countries. As a result of the original referendum and other geopolitical developments leading to Brexit, the financial markets experienced increased levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

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Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to a novel strain of the coronavirus (COVID-19), the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

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Emerging Market Risk.    Foreign securities risks are more pronounced in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

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Depositary Receipts.    The Funds may invest in non-U.S. equity securities through depositary receipts, including ADRs, EDRs, GDRs and other similar global instruments. While ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign (non-U.S.) securities may also apply to ADRs, EDRs and GDRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

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Micro-Cap Company Risk.    Global Mini Mites Fund only — Although micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of such companies may involve greater risks than investing in larger, more established companies, including the risk of loss and the risk that the Fund’s returns may differ significantly from returns of funds investing in larger-cap companies or other asset classes. Micro-cap companies may be new or unseasoned companies which are in their very early stages of development. Micro-cap companies generally have limited product lines, markets, management personnel, competitive strengths, research, and financial resources, and may be more vulnerable to adverse business or market developments. Their securities may trade less frequently and in more limited volume, and are subject to more abrupt or erratic market price movements, than the securities of larger, more established companies. The greater price volatility of micro-cap stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The Fund is also subject to the risk that micro-cap stocks fall out of favor generally with investors. The Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities, and may need a considerable amount of time to purchase or sell its positions in these securities. Also, micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, micro-cap company stock prices tend to rise and fall in value more than other stock prices. Micro-cap securities are highly volatile, and these companies may fail to execute their business plans and go out of business. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable. Micro-cap companies may be more vulnerable than larger companies to key personnel losses due to reliance on a smaller number of management personnel. These conditions, which create greater opportunities to find securities trading below the Adviser’s estimate of the company’s current worth, also involve increased risk. The shares of micro-cap companies may require fair-value pricing, which is subjective and requires judgment by the Adviser, and may be at risk for de-listing from a securities exchange, making it difficult for the Fund to buy and sell shares of a particular company. The actual market prices for a security may differ from the fair value of that security as determined by the Adviser, and there is no assurance that the Fund will realize fair valuation upon the sale of a security. In addition, there may be less public information available about micro-cap companies. It may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company. Micro-cap companies may have limited financial resources and little or no access to additional credit and therefore may be more susceptible to market downturns or rising credit costs than larger, more established companies. The risks of investing in micro-cap companies are even greater than those of investing in small-cap companies, which may have market capitalizations of up to $3 billion at the time of investment.

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Industry Risk.    Global Content & Connectivity Fund only — Telecommunications — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens, rapid obsolescence of products and services due to product compatibility or changing consumer preferences and strong market reactions to technological developments throughout the industry, among other things. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short term impact on revenues, profits, and share valuations. Certain telecommunications companies allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Content & Connectivity Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Media — Companies engaged in the design, production or distribution of goods or services for the media industry may become obsolete quickly. Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Competitive pressures and government regulation can significantly affect media companies. Additionally, intellectual property rights are very important to many media companies and the expiration of intellectual property rights or other events that adversely affect a media company’s intellectual property rights may materially and adversely affect the value of its securities.

Information Technology — The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Global Content & Connectivity Fund. Finally, the Global Content & Connectivity Fund may be susceptible to factors affecting the technology and technology-related industries, and the Global Content & Connectivity Fund’s NAV may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources.

These risks may be heightened for telecommunications, media, and technology companies in foreign markets.

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Liquidity Risk.    Global Mini Mites Fund only — Liquidity risk is the risk that certain of the Fund’s securities holdings may be considered to be illiquid, which means that they may be difficult to value, purchase, or sell. This could prevent the Fund from purchasing or selling such illiquid securities at an advantageous time or price, and could require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could delay the redemption of Fund shares. Because the trading market for micro-cap stocks is generally more volatile, thin and unpredictable relative to larger capitalization stocks, the Fund is subject to greater liquidity risk than a fund that invests in larger capitalization stocks. The Fund is permitted to have 15% of its assets invested in illiquid securities. While the Adviser intends to manage the liquidity profile of the Fund in a manner consistent with this limitation and in a manner that is in the best interests of the Fund and its shareholders, it is also possible that positions that were liquid at the time of acquisition may become illiquid, which could in turn cause the Fund not to be in compliance with its 15% illiquid securities limit. This could occur as a result of general volatility in the market for a particular micro-cap stock, or as a result of adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or the market for its securities. In such instances the Fund will seek to bring its portfolio back within the 15% illiquid securities limit in an orderly manner. During such periods the Fund will not be able to acquire any additional illiquid securities, which could cause the Fund to pass on what would be otherwise desirable investment opportunities and may impact the Fund’s ability to achieve its desired level of exposure to a certain issuer or sector. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Periods of heavy redemption could cause the Fund to sell assets at a loss or depressed value, which could negatively affect performance, and this risk is heightened during periods of declining or illiquid markets; however, as described above, the Adviser intends to actively manage the liquidity profile of the Fund so that it is able to meet redemption requests without significant dilution to remaining shareholders’ interests in the Fund and the Corporation’s Board believes that the Fund’s investment policies provide the Fund with sufficient flexibility in managing its liquidity risk. Additionally, breaches of the 15% illiquid securities limit will require various reporting to the Corporation’s Board and to the SEC, which could result in additional costs that could impact returns. See “Investment Strategies and Risks — Government Intervention in Financial Markets Risk” in the SAI for additional information.

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Lower Rated Securities.    GRID Fund only — Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds” and are generally considered speculative investments with increased credit risks. As part of its investment in lower grade securities, the Fund may also invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

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Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

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Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities a Fund holds, then the value of such Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

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Limited Operating History.    Global Mini Mites Fund only — The Fund commenced operations on October 1, 2018 and therefore has a limited operating history and may have higher expenses (although the Company expects that such expenses would be limited under its Expense Deferral Agreement with the Adviser). There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

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Non-Diversification Risk.    Each Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As non-diversified mutual funds, more of each Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of each Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of each Fund’s investment performance, as each Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which each Fund invests perform poorly, each Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

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Smaller Capitalization Risk.    Global Content & Connectivity Fund, Global Growth Fund, and International Small Cap Fund — Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of smaller capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Portfolio Holdings.    A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

MANAGEMENT OF THE FUNDS

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment programs and manages the operations of each Fund under the general supervision of the Corporation’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser, the Adviser is entitled to an advisory fee for each Fund, computed daily and payable monthly, at the annual rates of 1.00% of the value of the respective average daily net assets of each Fund.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for each class of shares. These fee waiver and expense reimbursement arrangements are in effect through April 30, 2021 and may be terminated only by the Board of Directors of the Corporation before such time.

In addition, the Funds will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees and expenses in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

Each Fund’s annual report to shareholders for the period ended December 31, 2019, contains a discussion of the basis of the Board’s determinations to continue the investment advisory agreements as described above.

The Portfolio Managers.

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the GRID Fund. He is also jointly and primarily responsible for the day to day investment management of the Global Mini Mites Fund. Mr. Gabelli is Chairman and Chief Investment Officer of GBL and Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”); Chief Investment Officer — Value Portfolios of

GBL, the Adviser, and GAMCO Asset Management, Inc. (“GAMCO”), another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.; and an officer or director of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO Fund Complex. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli/GAMCO Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Caesar M.P. Bryan is primarily responsible for the day to day investment management of the International Small Cap Fund and manages a portion of the assets of the Global Growth Fund. Mr. Bryan joined GBL in 1994, and is currently a Senior Vice President of GBL and serves as portfolio manager for the Adviser managing several funds in the Gabelli/GAMCO Fund Complex, GAMCO, and Gabelli & Partners LLC, an affiliate of the Adviser.

Mr. Sergey Dluzhevskiy, CFA, CPA, is an associate portfolio manager for the Global Content & Connectivity Fund. Mr. Dluzhevskiy joined GBL in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of the Adviser. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte.

Ms. Sarah Donnelly, Senior Vice President of GBL, is jointly and primarily responsible for the day to day investment management of the Global Mini Mites Fund. Ms. Donnelly joined GAMCO in 1999 as a junior analyst working with the consumer staples and media analysts. She received a BS degree in Business Administration with a concentration in Finance and minor in History from Fordham University and currently serves on the advisory board on the Gabelli Center for Global Security Analysis at Fordham University.

Mr. Chong-Min Kang, Senior Vice President of GBL, is an associate portfolio manager for the Global Mini Mites Fund. Mr. Kang joined the firm in 2007 as a research analyst. Mr. Kang received a BA degree from Boston College and an MBA from the Columbia Business School.

Mr. Evan Miller, CFA, is an associate portfolio manager for the Global Content & Connectivity Fund. Mr. Miller joined GBL in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of the Adviser. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions.

Mr. Ashish Sinha, Assistant Vice President of GAMCO Asset Management UK, is an associate portfolio manager for the Global Mini Mites Fund. Mr. Sinha joined GAMCO UK in 2012 as a research analyst. He has a BSBA degree from the Institute of Management Studies, and a MB from IIFT.

Mr. Christopher D. Ward, CFA, Vice President of GBL, has served as an associate portfolio manager of the Global Growth Fund since May 1, 2018. He joined the GAMCO Growth team in 2015 as Vice President and Research Analyst. Prior to joining GAMCO, Mr. Ward spent five years at Morgan Stanley Private Wealth Management where he served as Director of Business Strategy. Before joining Morgan Stanley, he was with the GFI Group, Inc., a wholesale institutional brokerage firm. Mr. Ward is a member of the New York Society of Security Analysts. He graduated from Boston College with a B.A. in Economics.

Mr. Hendi Susanto, Vice President of Associated Capital Group Inc., is an associate portfolio manager for the Global Mini Mites Fund. Mr. Susanto joined Gabelli in 2007 as a research analyst. He currently covers the global technology industry. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, a MS from M.I.T., and an MBA from the Wharton School of Business.

Mr. Howard F. Ward, CFA, Senior Vice President of GBL, is a portfolio manager for the Adviser managing a portion of the assets of the Global Growth Fund. He joined GBL in 1995 and currently serves as GBL’s Chief Investment Officer of Growth Products. Mr. Ward is also a portfolio manager of the Gabelli Growth Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds.

INDEX DESCRIPTIONS

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Index.

The MSCI AC World Communication Services Index is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Communication Services Index.

The Lipper Global Large Cap Growth Fund Classification reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. You cannot invest directly in the Lipper Global Large Cap Growth Fund Classification.

The Lipper Global Multi-Cap Growth Fund Classification represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc. You cannot invest directly in the Lipper Global Multi-Cap Growth Fund Classification.

The ICE Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged indicator of investment performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the ICE Bank of America Merrill Lynch Global 300 Convertible Index.

The MSCI World Index is a broad-based securities index that represents the US and developed international equity markets in term of capitalization and performance. It is designed to provide a representative total return for all stock exchanges located inside and outside the US. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI World Index.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the US and Canada. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI EAFE Small Cap Index.

The S&P Developed SmallCap Index is a float adjusted market capitalization weighted index designed to measure the equity market performance of small capitalization companies located in developed markets. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P Developed SmallCap Index.

CLASSES OF SHARES

Four classes of the Funds’ shares are offered in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. Effective January 27, 2020 (the “Effective Date”), each Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of each Fund as described herein. The Funds are not designed for market timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

The minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 for all funds except for the Global Mini Mites Fund, which will have a minimum initial investment of $10,000, when and if initial investments into Class AAA, A, and C shares are reopened.

The Fund’s Class AAA shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

As of the Effective Date, Class I shares of each Fund are available to investors with a minimum initial investment amount of $1,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. For the Global Content & Connectivity Fund, the GRID Fund, and the Global Mini Mites Fund, the minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. Such brokers or financial intermediaries may have different requirements as to the investment minimum. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary.

The Distributor or its affiliates may, in their discretion, accept investments from purchasers that do not meet the qualification requirements.

The table that follows summarizes the differences among the classes of shares:

•	A “front-end sales load,” or sales charge is a one-time fee that may be charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one-time fee that may be charged at the time of redemption depending on the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund’s average daily net assets attributable to the particular class of shares.

The table that follows summarizes the differences among the classes of shares.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	No.	Yes. The percentage declines as the amount invested increases. The offering price of a Class A share includes the front-end sales load.	No.	No.
Contingent Deferred Sales Charge?	No.	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	0.25%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met.	Yes. May be converted to Class I shares provided certain conditions are met. Conversion to Class A shares after approximately ten years.	No.
Fund Expense Levels	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A, and Class I shares.	Lower annual expenses than Class AAA, Class A, and Class C shares.

The following sections and Appendix A to this prospectus include important information about sales charge and sales charge reductions and waivers, and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers; please refer to Appendix A to this prospectus, which describes all such intermediaries. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds’ shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. Since the minimum initial investment amount for each Fund’s Class I shares purchased directly through the Distributor is the same as that for all other classes of each Fund’s shares, shareholders still eligible to purchase Class AAA and Class A shares of each Fund on or after the Effective Date should instead consider purchasing Class I shares since Class I shares carry no sales load and no ongoing distribution fees. Investors and shareholders who wish to purchase shares of a Fund through a broker or financial intermediary should consult their broker or financial intermediary with respect to the purchase of shares of a Fund.

Sales Charge — Class A Shares.    Unless you are eligible for a sales charge reduction or a waiver as set forth in Appendix A to this prospectus, the sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule. It is the purchaser’s responsibility to notify a Fund, the Distributor, or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers.

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load. The term “offering price” includes the front-end sales load.
**

Subject to a CDSC equivalent to the corresponding amount listed under the column “Reallowance to Broker-Dealers” for redemptions up to and including the last day of the eighteenth month after purchase.

No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or volume discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a CDSC of up to 1.00% may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors, as set forth below, are eligible for sales charge waivers.

Class A shares of a Fund may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load, as described in Appendix A to the prospectus.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a volume discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current NAV of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A shares of a Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of the Fund during a thirteen-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its, affiliates held in:

•	all of your accounts at the Funds or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation, DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), State Street Bank and Trust Company (“State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within ninety days of the redemption; (5) employee benefit plans; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (7) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (8) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program; and (9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this prospectus. Investors who qualify under any of the categories described above or those set out in the Appendix A to this prospectus should contact their brokerage firm.

Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•

Class A shares up to and including the last day of the eighteenth month from when they were purchased as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase; or

•	Class C shares up to and including the last day of the twelfth month from when they were purchased.

The CDSCs payable upon redemption of Class A shares in the circumstances described above are 1.00% for investments of $1 million but less than $2 million, 0.50% for investments of $2 million but less than $5 million, and 0.25% for investments of $5 million or more. The CDSC payable upon redemption of Class C shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of a Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C shares of a Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2
•	involuntary redemptions made by a Fund
•	a distribution from a tax deferred retirement plan after your retirement
•	returns of excess contributions to retirement plans following the shareholder’s death or disability

The CDSC may be waived in certain circumstances as set out in Appendix A if you purchase your shares through intermediaries identified in Appendix A to this prospectus.

Rule 12b-1 Plans.    Each Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class AAA, Class A, and Class C shares of the Funds (each a “Plan”). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class AAA, Class A, and Class C shares and the provision of certain shareholder services. To the extent any activity is one that a Fund may finance without a distribution plan, such Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations.

The Class AAA and Class A Plans authorize payments by each Fund at an annual rate of 0.25% of such Fund’s average daily net assets attributable to Class AAA and Class A shares to finance distribution of its Class AAA and Class A shares or pay shareholder service fees. The Class C Plan authorizes payments by each Fund on an annual basis of 0.75% of its average daily net assets attributable to Class C shares to finance distribution of its Class C shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA or Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount, which is payable to the applicable Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

Effective January 27, 2020 (the “Effective Date”), each Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of each Fund as described herein.

You can purchase the Funds’ shares on any Business Day.

•

By Mail or In Person.    You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli Global Content & Connectivity Fund”, “The Gabelli Global Growth Fund”, “The Gabelli International Small Cap Fund”, “The Gabelli Global Rising Income and Dividend Fund”, or “Gabelli Global Mini Mites Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 219204	c/o DST
Kansas City, MO 64121-9204	430 W 7th Street STE 219204
Kansas City, MO 64105-1409

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire the funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The (“name of”) Fund

Account #

Account of [Registered Owners]

•	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ transfer agent DST, will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to DST on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Share Price.    The Funds sell shares based on the per share NAV next determined after the time as of which the Funds receive your completed subscription order form, but does not issue the shares to you until they receive full payment, subject to a front-end sales charge in the case of Class A shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A shares.”

Minimum Investments.    For all Funds, the minimum initial investment for Class AAA, Class A, and Class C shares will be $1,000 ($10,000 for the Global Mini Mites Fund) ($250 for IRAs or Coverdell Savings Plans) when and if initial investments into Class AAA, A, and C shares are reopened. The minimum initial investment of Class I shares is $1,000 for investors purchasing Class I shares directly through the Distributor. Investors who wish to purchase Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares should consult their broker or financial intermediary with respect to any minimum investment amount required for their account. For the Global Content & Connectivity Fund, the GRID Fund, and the Global Mini Mites Fund, the minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General.    DST will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in the Funds’ best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds’ minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Corporation, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Corporation verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of, amounts paid to broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I shares, the Funds may not make any payments for distribution related services.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Funds’ transfer agency agreement, the Funds pay the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Funds. The Board may, from time to time, authorize the Funds to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Funds can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Funds in excess of $10 million. In these cases, the Board may authorize the Funds to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information

Retirement Plans/Education Savings Plans.    The Funds make available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, A, and C shares, minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement and education savings plans.

Automatic Investment Plan.    The Funds offer an automatic monthly investment plan. For Class AAA, A, and C shares, there is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and Class C shares, this conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, voluntary conversions to a different class of shares generally should not be treated as a taxable event. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

Conversion of Class C shares to Class A shares.    Investors whose accounts are held at the Funds’ transfer agent are eligible to hold Class C shares of the Funds only until the month of the 10-year anniversary of the purchase date. In the month of the 10-year anniversary of the purchase date, the Funds will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative net asset values of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Funds to continue to convert your Class C shares of the Funds to Class A shares of the Funds at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Funds through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Funds. In this regard, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Funds may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Funds. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 10-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Funds’ transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.

Impact of Class Closures on Conversions

Shareholders owning Class AAA or Class A shares of a Fund should consider converting their holdings to Class I shares of the Fund given the change in eligibility requirements for investing in Class I shares. Shareholders owning Class C shares of a Fund should also consider converting their holdings to Class I shares if they otherwise meet the eligibility requirements described herein to convert their Class C shares of a Fund to a different share class. Conversions of Class C shares of a Fund to Class A shares of a Fund will no longer be permitted; rather, Class C shares of a Fund that would otherwise have be converted to Class A shares of a Fund pursuant to the policies previously described herein will instead be converted to Class I shares. Shareholders who hold shares of a Fund through a broker or financial intermediary should contact their broker or financial intermediary regarding any conversion of shares.

REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the SEC), or when an emergency exists (as determined by the SEC), and the Funds cannot sell their portfolio securities or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV per share next determined after the time as of which the Funds or, if applicable, their authorized designee, receive your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares —Contingent Deferred Sales Charges” or a redemption fee as described in this section. See “Pricing of Fund Shares” herein for a description of the calculation of NAV. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses). In instances where a redemption fee is triggered, a CDSC may also apply, as described in greater detail in other parts of this prospectus.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to DST on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after a Fund or, if applicable, their authorized designee, receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short term trading of Fund shares creates risks for the Funds and their long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time such Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of foreign securities takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a particular Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what each Fund believes are the fair values of these foreign securities at the time such Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, each Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class AAA, Class A, Class C and Class I shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds’ Adviser, the Distributor, or any third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the particular Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund’s policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short term trading in their shares and monitor purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account excluding an IRA directly registered with DST by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If DST properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither DST nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that DST may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

1.

Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.

Telephone or Internet Redemption By Bank Wire or ACH System. The Funds accept telephone or Internet requests for wire or ACH System redemptions in amounts of at least $1,000. The Funds will send a wire or ACH System credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to DST on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC and redemption fee, if applicable) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with DST. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    Each Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before a Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in a Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within ninety days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    Each Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by a Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, a Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, a Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, a Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, a Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at a Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind.    A Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the a may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. In such an instance, a Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, a Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro-rata slice of a Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund(s) for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, you may call 800-GABELLI (800-422-3554) or contact your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser, or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. Each Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize a capital gain or capital loss (subject to possible limitations of deductibility).

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of the exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Funds may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your financial intermediary and does not benefit the Funds, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

Following the Effective Date, the exchange privilege described in this section will remain in place and subject to the policies described herein. The principal effects of this will be:

•

Shareholders owning Class I shares of a Fund will only be able to exchange their shares for Class I shares of another fund managed by the Adviser or its affiliates if they meet the minimum investment requirements for Class I shares of that other fund;

•

Exchanges for Class AAA or Class A shares of a Fund will only be permitted for existing holders of Class AAA or Class A shares, as applicable, of the Fund into which such shareholder seeks to exchange; and

•	Class C shares of the Funds will no longer be available as an exchange option for holders of Class C shares of other funds managed by the Adviser or its affiliates.

PRICING OF FUND SHARES

Each Fund’s NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class of each Fund is computed by dividing the value of the applicable Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, a Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser and/or the Pricing Committee.

Equity securities that are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements and such information will be presented to the Board for ratification at its next scheduled meeting. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually. You may have dividends and/or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying your financial intermediary or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Dividends and distributions may be different for different classes of shares of a Fund.

Reinvestment of dividend and capital gain distributions will continue to be permitted for holders of the Funds’ Class AAA, Class A and Class C Shares.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gain, and/or a return of capital. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly reported distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”), are taxable to you at the long term capital gain rates no matter how long you have owned your shares. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund’s shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by a Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

By law, the Funds must withhold, as backup withholding, a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Funds can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number listed above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com. Shareholders who purchased shares of a Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of the Class AAA, Class A, Class C, and Class I shares of the Global Content & Connectivity Fund, the Global Growth Fund, the International Small Cap Fund, and the GRID Fund for the past five fiscal years and since the inception of the Global Mini Mites Fund. The total returns in the tables represent the percentage amount that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements and related notes, is included in each Fund’s annual report, which is available upon request.

The Gabelli Global Content & Connectivity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate

Class AAA
2019	$18.08	$0.32	(d)	$2.51	$2.83	$(0.37)	$(0.90)	—	$(1.27)	$0.00	$19.64	15.6%	$65,024	1.63	%(d)	1.74%	1.69	%(e)	14%
2018	21.77	0.16		(2.76)	(2.60)	(0.15)	(0.93)	$(0.01)	(1.09)	0.00	18.08	(11.9)	63,196	0.78		1.72	1.72		19
2017	20.43	0.11		2.63	2.74	(0.14)	(1.26)	—	(1.40)	—	21.77	13.4	81,832	0.48		1.73	1.73		22
2016	21.30	0.27		0.29	0.56	(0.28)	(1.13)	(0.02)	(1.43)	0.00	20.43	2.7	87,893	1.23		1.65	1.65	(f)	9
2015	23.63	0.26		(0.82)	(0.56)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.30	(2.5)	101,187	1.08		1.63	1.63		5

Class A
2019	$18.23	$0.36	(d)	$2.50	$2.86	$(0.38)	$(0.90)	—	$(1.28)	$0.00	$19.81	15.6%	$374	1.80	%(d)	1.74%	1.68	%(e)	14%
2018	21.94	0.16		(2.79)	(2.63)	(0.14)	(0.93)	$(0.01)	(1.08)	0.00	18.23	(11.9)	231	0.76		1.72	1.72		19
2017	20.58	0.10		2.66	2.76	(0.14)	(1.26)	—	(1.40)	—	21.94	13.4	576	0.43		1.73	1.73		22
2016	21.29	0.15		0.38	0.53	(0.09)	(1.13)	(0.02)	(1.24)	0.00	20.58	2.5	661	0.68		1.65	1.65	(f)	9
2015	23.61	0.26		(0.81)	(0.55)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.29	(2.5)	846	1.08		1.63	1.63		5

Class C
2019	$17.45	$0.04	(d)	$2.55	$2.59	$(0.01)	$(0.90)	—	$(0.91)	$0.00	$19.13	14.8%	$84	0.19	%(d)	2.49%	2.45	%(e)	14%
2018	21.08	0.02		(2.68)	(2.66)	(0.03)	(0.93)	$(0.01)	(0.97)	0.00	17.45	(12.6)	279	0.08		2.47	2.47		19
2017	19.85	(0.06)		2.55	2.49	—	(1.26)	—	(1.26)	—	21.08	12.5	267	(0.28)		2.48	2.48		22
2016	20.71	0.09		0.30	0.39	(0.10)	(1.13)	(0.02)	(1.25)	0.00	19.85	1.9	328	0.42		2.40	2.40	(f)	9
2015	22.98	0.08		(0.79)	(0.71)	(0.06)	(1.49)	(0.01)	(1.56)	0.00	20.71	(3.2)	441	0.36		2.38	2.38		5

Class I
2019	$18.03	$0.46	(d)	$2.51	$2.97	$(0.52)	$(0.90)	—	$(1.42)	$0.00	$19.58	16.4%	$12,495	2.33	%(d)	1.49%	0.99	%(e)	14%
2018	21.75	0.32		(2.79)	(2.47)	(0.31)	(0.93)	$(0.01)	(1.25)	0.00	18.03	(11.3)	12,394	1.52		1.47	1.00	(e)	19
2017	20.40	0.28		2.62	2.90	(0.29)	(1.26)	—	(1.55)	—	21.75	14.2	14,374	1.26		1.48	1.00	(e)	22
2016	21.27	0.30		0.33	0.63	(0.35)	(1.13)	(0.02)	(1.50)	0.00	20.40	3.0	6,361	1.41		1.40	1.35	(e)(f)	9
2015	23.60	0.30		(0.79)	(0.49)	(0.34)	(1.49)	(0.01)	(1.84)	0.00	21.27	(2.2)	1,842	1.26		1.38	1.38		5

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact to the expense ratios.

(d)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.01 (Class AAA), 0.04 (Class A), (0.27) (Class C), and 0.15 (Class I), and the net investment income ratio would have been 0.03% (Class AAA), 0.19% (Class A), (1.41%) (Class C), and 0.73% (Class I), respectively.

(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $91,150 for the year ended December 31, 2019 and certain Class I expenses to the Fund of $70,600, $56,231, and $899 for the years ended December 31, 2018, 2017, and 2016, respectively.

(f)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.22% (Class AAA), 1.54% (Class A), 1.99% (Class C), and 0.95% (Class I).

The Gabelli Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment		Portfolio Turnover Rate

Class AAA
2019	$29.94	$(0.07)	$9.29	$9.22	—	$(3.60)	—	$(3.60)	$0.00	$35.56	30.7%	$88,287	(0.21)%	1.63%	1.22	%(c)	78%
2018	33.42	(0.05)	(0.91)	(0.96)	—	(2.52)	—	(2.52)	0.00	29.94	(2.8)	71,877	(0.14)	1.68	1.42	(c)(d)	58
2017	26.72	(0.13)	7.89	7.76	—	(1.05)	$(0.01)	(1.06)	0.00	33.42	29.0	77,829	(0.42)	1.67	1.67	(d)	43
2016	28.27	0.12	0.22	0.34	$(0.13)	(1.76)	—	(1.89)	—	26.72	1.2	64,574	0.44	1.72	1.72	(d)(e)	63
2015	30.23	(0.03)	(0.31)	(0.34)	(0.02)	(1.60)	—	(1.62)	0.00	28.27	(1.2)	72,882	(0.10)	1.68	1.68	(d)	53

Class A
2019	$29.93	$(0.08)	$9.30	$9.22	—	$(3.60)	—	$(3.60)	$0.00	$35.55	30.7%	$5,332	(0.21)%	1.63%	1.22	%(c)	78%
2018	33.41	(0.05)	(0.91)	(0.96)	—	(2.52)	—	(2.52)	0.00	29.93	(2.8)	3,861	(0.14)	1.68	1.41	(c)(d)	58
2017	26.72	(0.13)	7.88	7.75	—	(1.05)	$(0.01)	(1.06)	0.00	33.41	29.0	3,652	(0.43)	1.67	1.67	(d)	43
2016	28.26	0.12	0.23	0.35	$(0.14)	(1.75)	—	(1.89)	—	26.72	1.3	3,143	0.44	1.72	1.72	(d)(e)	63
2015	30.22	(0.03)	(0.32)	(0.35)	(0.01)	(1.60)	—	(1.61)	0.00	28.26	(1.2)	3,580	(0.08)	1.68	1.68	(d)	53

Class C
2019	$25.18	$(0.25)	$7.78	$7.53	—	$(3.60)	—	$(3.60)	$0.00	$29.11	29.8%	$2,598	(0.84)%	2.38%	1.87	%(c)	78%
2018	28.73	(0.28)	(0.75)	(1.03)	—	(2.52)	—	(2.52)	0.00	25.18	(3.5)	1,561	(0.93)	2.43	2.15	(c)(d)	58
2017	23.26	(0.32)	6.85	6.53	—	(1.05)	$(0.01)	(1.06)	0.00	28.73	28.0	1,479	(1.19)	2.42	2.42	(d)	43
2016	24.91	(0.07)	0.18	0.11	—	(1.76)	—	(1.76)	—	23.26	0.4	1,232	(0.30)	2.47	2.47	(d)(e)	63
2015	27.01	(0.23)	(0.27)	(0.50)	—	(1.60)	—	(1.60)	0.00	24.91	(1.9)	1,891	(0.86)	2.43	2.43	(d)	53

Class I
2019	$30.55	$0.01	$9.49	$9.50	—	$(3.60)	—	$(3.60)	$0.00	$36.45	31.0%	$16,566	0.03%	1.38%	0.99	%(c)	78%
2018	33.90	0.09	(0.92)	(0.83)	—	(2.52)	—	(2.52)	0.00	30.55	(2.4)	8,272	0.26	1.43	1.00	(c)(d)	58
2017	26.92	0.07	7.97	8.04	—	(1.05)	$(0.01)	(1.06)	0.00	33.90	29.8	5,667	0.24	1.42	1.00	(c)(d)	43
2016	28.47	0.33	0.23	0.56	$(0.35)	(1.76)	—	(2.11)	—	26.92	2.0	2,975	1.18	1.47	1.00	(c)(d)(e)	63
2015	30.42	0.17	(0.30)	(0.13)	(0.22)	(1.60)	—	(1.82)	0.00	28.47	(0.5)	3,102	0.54	1.43	1.00	(c)(d)	53

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $412,641 and $261,050 for the years ended December 31, 2019 and 2018 and certain Class I expenses to the Fund of $19,466, $14,648, and $12,486 for the years ended December 31, 2017, 2016, and 2015, respectively.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact to the expense ratios.

(e)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.20% (Class AAA), 1.21% (Class A), 1.96% (Class C), and 0.47% (Class I).

The Gabelli International Small Cap Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate

Class AAA
2019	$11.09	$0.19	(e)	$2.68	$2.87	$(0.22)	$(0.68)	—	$(0.90)	$0.00	$13.06	25.9%	$6,366	1.50	%(e)	3.41%	1.00%		9%
2018	18.55	0.19		(4.13)	(3.94)	(0.19)	(3.32)	$(0.01)	(3.52)	0.00	11.09	(20.9)	5,954	1.07		3.11	1.00	(f)	26
2017	22.41	0.04		6.19	6.23	(0.13)	(9.96)	—	(10.09)	—	18.55	28.1	8,599	0.16		3.01	1.67		71
2016	23.45	0.27		(0.02)	0.25	(0.28)	(1.01)	—	(1.29)	0.00	22.41	1.1	7,764	1.14		2.80	1.38	(g)(h)	4
2015	23.71	0.01		0.05	0.06	(0.11)	(0.21)	—	(0.32)	0.00	23.45	0.2	8,596	0.03		2.67	2.02	(f)(g)	7

Class A
2019	$11.05	$0.07	(e)	$2.67	$2.74	$(0.08)	$(0.68)	—	$(0.76)	$0.00	$13.03	24.9%	$91	0.60	%(e)	3.41%	1.91%		9%
2018	18.44	0.01		(4.08)	(4.07)	—	(3.32)	—	(3.32)	0.00	11.05	(21.7)	81	0.04		3.11	2.01	(f)	26
2017	22.33	(0.05)		6.18	6.13	(0.06)	(9.96)	—	(10.02)	—	18.44	27.7	155	(0.19)		3.01	2.00		71
2016	23.35	0.27		(0.01)	0.26	(0.27)	(1.01)	—	(1.28)	0.00	22.33	1.1	166	1.14		2.80	1.39	(g)(h)	4
2015	23.61	0.02		0.03	0.05	(0.10)	(0.21)	—	(0.31)	0.00	23.35	0.1	183	0.08		2.67	2.02	(f)(g)	7

Class C
2019	$10.02	$(0.01	)(e)	$2.41	$2.40	—	$(0.68)	—	$(0.68)	$0.00	$11.74	24.0%	$26	(0.12	)%(e)	4.16%	2.61%		9%
2018	17.26	(0.11)		(3.81)	(3.92)	—	(3.32)	—	(3.32)	0.00	10.02	(22.3)	31	(0.67)		3.86	2.76	(f)	26
2017	21.52	(0.23)		5.93	5.70	—	(9.96)	—	(9.96)	—	17.26	26.8	43	(0.92)		3.76	2.75		71
2016	22.60	0.20		(0.01)	0.19	$(0.26)	(1.01)	—	(1.27)	0.00	21.52	0.9	39	0.87		3.55	1.66	(g)(h)	4
2015	22.94	(0.17)		0.04	(0.13)	—	(0.21)	—	(0.21)	0.00	22.60	0.6	51	(0.75)		3.42	2.77	(f)(g)	7

Class I
2019	$11.39	$0.19	(e)	$2.77	$2.96	$(0.26)	$(0.68)	—	$(0.94)	$0.00	$13.41	26.0%	$1,312	1.52	%(e)	3.16%	1.00%		9%
2018	18.93	0.19		(4.22)	(4.03)	(0.18)	(3.32)	$(0.01)	(3.51)	0.00	11.39	(20.9)	1,557	1.07		2.86	1.00	(f)	26
2017	22.68	0.21		6.31	6.52	(0.31)	(9.96)	—	(10.27)	—	18.93	29.0	2,031	0.82		2.76	1.00		71
2016	23.71	0.36		(0.01)	0.35	(0.37)	(1.01)	—	(1.38)	0.00	22.68	1.5	1,246	1.50		2.55	1.01	(g)(h)	4
2015	23.87	0.21		0.08	0.29	(0.24)	(0.21)	—	(0.45)	0.00	23.71	1.2	1,251	0.88		2.42	1.02	(f)(g)	7

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $184,323, $201,091, $144,403, $137,877, and $75,568 for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(d)	The Fund incurred interest expense. For the year ended December 31, 2018, if interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.00% (Class A), 2.75% (Class C) and with no impact to Class AAA and Class I. For the years ended December 31, 2019, 2017, 2016, and 2015, the effect of interest expense was minimal.

(e)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.15 (Class AAA), 0.04 (Class A), (0.05) (Class C), and 0.15 (Class I), and the net investment income ratio would have been 1.19% (Class AAA), 0.29% (Class A), (0.43%) (Class C), and 1.21% (Class I), respectively.

(f)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, had such payments not been made, the expense ratios would have been 2.03% (Class AAA and Class A), 2.78% (Class C), and 1.03% (Class I). For the year ended December 31, 2018, the effect of expense was minimal.

(g)

The Fund incurred tax expense for the years ended December 31, 2016 and 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37% and 2.00% (Class AAA), 1.38% and 2.00% (Class A), 1.65% and 2.75% (Class C), and 1.00% and 1.00% (Class I), respectively.

(h)

During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.17% (Class AAA),1.18% (Class A), 1.45% (Class C), and 0.80% (Class I).

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate

Class AAA
2019	$23.00	$0.08	(e)	$3.22	$3.30	$(0.08)	$(0.04)	—	$(0.12)	$0.00	$26.18	14.4%	$6,194	0.34	%(e)	1.70%	1.65	%(f)	5%
2018	27.20	0.16		(3.98)	(3.82)	(0.20)	(0.18)	—	(0.38)	—	23.00	(14.0)	4,929	0.60		1.67	1.67		20
2017	22.80	0.03		4.74	4.77	(0.07)	(0.28)	$(0.02)	(0.37)	0.00	27.20	20.9	7,672	0.12		1.62	1.62		24
2016	21.85	0.27		0.91	1.18	(0.23)	—	—	(0.23)	—	22.80	5.4	4,598	1.21		1.61	1.61	(g)	52
2015	22.01	(0.09)		0.22	0.13	—	(0.29)	—	(0.29)	—	21.85	0.6	7,121	(0.41)		1.75	1.75	(h)	167

Class A
2019	$23.04	$0.09	(e)	$3.21	$3.30	$(0.07)	$(0.04)	—	$(0.11)	$0.00	$26.23	14.4%	$1,441	0.35	%(e)	1.70%	1.66	%(f)	5%
2018	27.26	0.16		(3.99)	(3.83)	(0.21)	(0.18)	—	(0.39)	—	23.04	(14.0)	1,465	0.61		1.67	1.67		20
2017	22.86	0.05		4.74	4.79	(0.09)	(0.28)	$(0.02)	(0.39)	0.00	27.26	20.9	1,178	0.18		1.62	1.62		24
2016	21.90	0.25		0.93	1.18	(0.22)	—	—	(0.22)	—	22.86	5.4	480	1.15		1.61	1.61	(g)	52
2015	22.10	(0.10)		0.19	0.09	—	(0.29)	—	(0.29)	—	21.90	0.4	694	(0.44)		1.75	1.75	(h)	167

Class C
2019	$19.35	$(0.09	)(e)	$2.72	$2.63	—	$(0.04)	—	$(0.04)	$0.00	$21.94	13.6%	$1,836	(0.43	)%(e)	2.45%	2.37	%(f)	5%
2018	22.93	(0.02)		(3.35)	(3.37)	$(0.03)	(0.18)	—	(0.21)	—	19.35	(14.7)	2,245	(0.09)		2.42	2.42		20
2017	19.36	(0.14)		4.01	3.87	—	(0.28)	$(0.02)	(0.30)	0.00	22.93	20.0	2,127	(0.62)		2.37	2.37		24
2016	18.61	0.06		0.80	0.86	(0.11)	—	—	(0.11)	—	19.36	4.6	721	0.31		2.36	2.36	(g)	52
2015	18.97	(0.24)		0.17	(0.07)	—	(0.29)	—	(0.29)	—	18.61	(0.4)	595	(1.26)		2.50	2.20	(h)	167

Class I
2019	$23.08	$0.25	(e)	$3.24	$3.49	$(0.25)	$(0.04)	—	$(0.29)	$0.00	$26.28	15.1%	$44,180	1.01	%(e)	1.45%	0.99	%(f)	5%
2018	27.35	0.35		(4.04)	(3.69)	(0.40)	(0.18)	—	(0.58)	—	23.08	(13.40)	38,934	1.32		1.42	1.00	(f)	20
2017	22.89	0.19		4.78	4.97	(0.21)	(0.28)	$(0.02)	(0.51)	0.00	27.35	21.7	59,555	0.74		1.37	1.00	(f)	24
2016	21.94	0.31		0.95	1.26	(0.31)	—	—	(0.31)	—	22.89	5.8	37,344	1.39		1.36	1.27	(f)(g)	52
2015	22.13	(0.04)		0.17	0.13	(0.03)	(0.29)	—	(0.32)	—	21.94	0.6	36,371	(0.19)		1.50	1.50	(h)	167

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, and 2016, there was no impact to the expenses ratio. For the year ended December 31, 2015, if credits had not been received, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I).

(d)	The Fund incurred interest expense during the years ended December 31, 2019, 2018, 2017, 2016, and 2015, and the effect of the interest expense was minimal.

(e)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.03 (Class AAA), 0.04 (Class A), (0.13) (Class C), and 0.20 (Class I), and the net investment income ratio would have been 0.14% (Class AAA and Class A), (0.64%) (Class C), and 0.80% (Class I), respectively.

(f)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $196,584 for the year ended December 31, 2019 and certain Class I expenses to the Fund of $211,071, $175,468, and $36,018 for the years ended December 31, 2018, 2017, and 2016, respectively.

(g)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.46% (Class AAA), 1.44% (Class A), 2.20% (Class C), and 1.10% (Class I).

(h)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I).

The Gabelli Global Mini Mites Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment		Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate

Class AAA
2019	$8.62	$0.05	$0.94	$0.99	$(0.04)		$(0.31)		$(0.35)	$9.26	11.5%	$114	0.53%		10.81%		1.23	%(d)	131%
2018(e)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(b)	(0.01)	8.62	(13.7)	70	0.45	(f)	44.14	(f)	1.25	(f)	6

Class A
2019	$8.62	$0.04	$0.95	$0.99	$(0.04)		$(0.31)		$(0.35)	$9.26	11.5%	$10	0.43%		10.81%		1.23	%(d)	131%
2018(e)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(b)	(0.01)	8.62	(13.7)	9	0.41	(f)	44.14	(f)	1.25	(f)	6

Class C
2019	$8.61	$(0.02)	$0.95	$0.93	$(0.00	)(b)	$(0.31)		$(0.31)	$9.23	10.8%	$9	(0.25)%		11.56%		1.92	%(d)	131%
2018(e)	10.00	(0.01)	(1.38)	(1.39)	—		(0.00	)(b)	(0.00)	8.61	(13.9)	8	(0.34	)(f)	44.89	(f)	2.00	(f)	6

Class I
2019	$8.61	$0.08	$0.94	$1.02	$(0.06)		$(0.31)		$(0.37)	$9.26	11.8%	$1,605	0.84%		10.56%		1.00	%(d)	131%
2018(e)	10.00	0.02	(1.40)	(1.38)	(0.01)		(0.00	)(b)	(0.01)	8.61	(13.8)	494	0.79	(f)	43.89	(f)	1.00	(f)	6

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $126,588 and $43,899 for the year ended December 31, 2019 and the period ended December 31, 2018, respectively.

(d)	The Fund incurred interest expense for the year ended December 31, 2019. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.22% for (Class AAA and Class A), 1.90% for (Class C) and 0.99% for (Class I).

(e)	The Fund commenced investment operations on October 1, 2018.

(f)	Annualized.

APPENDIX A

Effective January 27, 2020 (the “Effective Date”), each Fund’s respective Class AAA, Class A and Class C shares have been “closed to purchases from new investors.” “Closed to purchases from new investors” means: (i) with respect to Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of each Fund as described herein.

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers, shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. The specific sales charge waivers and/or discounts for the intermediaries below are implemented and solely administered by the particular intermediary. Please contact that intermediary to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

The information in this Appendix A is part of, and incorporated into, the Fund’s prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and C Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Funds’ prospectus will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

GAMCO Global Series Funds, Inc.

The Gabelli Global Content & Connectivity Fund-Class AAA, A, C, and I Shares

The Gabelli Global Growth Fund-Class AAA, A, C, and I Shares

The Gabelli International Small Cap Fund-Class AAA, A, C, and I Shares

The Gabelli Global Rising Income and Dividend Fund-Class AAA, A, C, and I Shares

The Gabelli Global Mini Mites™ Fund-Class AAA, A, C, and I Shares

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

Each Fund’s semiannual and audited annual reports to shareholders contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

Appendix A:

Appendix A to this prospectus, “Sales Charge Reductions and Waivers Available through Certain Intermediaries” is a separate document that is incorporated by reference into this prospectus and contains information on sales charge reductions and waivers that differ from the sales charge reductions and waivers disclosed in this prospectus and the related SAI.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO Fund Complex, or request other information, and discuss your questions about the Funds by mail, toll free telephone, or the Internet as follows:

GAMCO Global Series Funds, Inc. One Corporate Center Rye, NY 10580-1422 Telephone: 800-GABELLI (800-422-3554) www.gabelli.com

You can also review and/or copy the Funds’ prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07896)

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content & Connectivity Fund

The Gabelli Global Growth Fund

The Gabelli International Small Cap Fund

The Gabelli Global Rising Income and Dividend Fund

The Gabelli Global Mini Mites™ Fund

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2020

FUND	CLASS	TICKER SYMBOL
The Gabelli Global Content & Connectivity Fund (the “Global Content & Connectivity Fund”)	AAA A C I	GABTX GTCAX GTCCX GTTIX

The Gabelli Global Growth Fund (the “Global Growth Fund”)	AAA A C I	GICPX GGGAX GGGCX GGGIX

The Gabelli International Small Cap Fund (the “International Small Cap Fund”)	AAA A C I	GABOX GOCAX GGLCX GLOIX

The Gabelli Global Rising Income and Dividend Fund (the “GRID Fund”) (formerly, the “GAMCO Vertumnus Fund”)	AAA A C I	GAGCX GAGAX GACCX GAGIX

The Gabelli Global Mini Mites™ Fund (the “Global Mini Mites Fund”)	AAA A C I	GAMNX GMNAX GMNCX GGMMX

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes

•	The Gabelli Global Content & Connectivity Fund (the “Global Content & Connectivity Fund”)

•	The Gabelli Global Growth Fund (the “Global Growth Fund”)

•	The Gabelli International Small Cap Fund (the “International Small Cap Fund”)

•	The Gabelli Global Rising Income and Dividend Fund (the “GRID Fund”)

•	The Gabelli Global Mini Mites™ Fund (the “Global Mini Mites Fund”)

(each, a “Fund” and collectively, the “Funds”) which are series of the GAMCO Global Series Funds, Inc., a Maryland corporation (the “Corporation”). This SAI should be read in conjunction with the Funds’ prospectus for Class A, Class C, Class I, and Class AAA shares dated April 29, 2020. This SAI is incorporated by reference in its entirety into the Funds’ prospectus. Portions of the Funds’ annual report to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus or a Fund’s Annual Report to shareholders, please contact the Funds at the address, telephone number, or Internet website printed below.

GAMCO Global Series Funds, Inc.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

2

GENERAL INFORMATION

The Corporation is an open end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund of the Corporation is “non-diversified”, which means each Fund has the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. The Corporation’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Corporation is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Funds’ prospectus discusses the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that each Fund may utilize in seeking to achieve its respective investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Funds may invest in any of the securities described below.

Equity Securities

Because each Fund may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of each Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (the value of which will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuer’s change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary, and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund’s portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depositary receipt. Depositary receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depositary receipts for foreign securities have the same characteristics as the underlying securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Nonconvertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities, and money market instruments such as commercial paper and bankers acceptances. These investments involve interest rate risk and credit risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in its investment value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. There is also no minimum credit rating for these securities in which each of the Funds may invest.

3

Up to 25% of each Fund’s assets may be invested in lower-quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the GRID Fund, which may invest in lower quality convertible securities without limit and in non-convertible lower quality securities in amounts up to 25% of its assets. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Each of the Funds will rely on the judgment, analysis, and experience of the portfolio management team of the Adviser, in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher- quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities

Each of the Global Content & Connectivity Fund, the Global Growth Fund, the International Small Cap Fund, and the Global Mini Mites Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody’s or are unrated but of equivalent credit quality in the judgment of the Adviser. The GRID Fund may invest in such securities without limit. See “Lower Rated Securities.”

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of

4

the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Funds is called for redemption, the Funds will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Some of the convertible securities in each Fund’s portfolio may be “Pay-In-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and non-assessable shares or units of the same or another specified security.

Contingent Convertible Securities. The Global Mini Mites Fund may invest in contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The writedown of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

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Unpredictable Market Value Fluctuation. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Sovereign Debt Securities

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the GRID Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments, and other foreign governmental laws. The GRID Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe, and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See “Nonconvertible Fixed Income Securities.”) Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Securities Subject To Reorganization

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of a Fund’s portfolio management team, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities of companies that have announced such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio management team which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer or as well as the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the portfolio turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Funds’ portfolio managers intend to select investments of the type described which, in their view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

The principal risk associated with arbitrage investments is that certain of the proposed reorganizations in which a Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk

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that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets, and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Lower Rated Securities

Securities that are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. By investing in securities of issuers in default, the Funds bear the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody’s or comparable unrated securities are typically referred to as “junk bonds.”

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. As lower rated securities may be traded by a smaller number of broker- dealers, it may be more difficult for the Board to value these securities and the Board’s judgment will play a greater role as less reliable, objective data is available.

Event Driven Investing

The GRID Fund and the Global Mini Mites Fund will invest in event driven opportunities from time to time. Event driven opportunities include, among others, investments in companies that may be involved with announced or anticipated mergers and acquisitions, tender offers, restructurings, reorganizations, spin-offs/split-offs, asset sales, liquidations, bankruptcies, public offerings, rights issues, legal or regulatory changes, or any other events that may be expected to impact the value of a company’s securities.

Event driven investing requires the investor to make judgments about: (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. Further, the consummation of mergers and tender and exchange offers may not occur or their consummation may not have the desired effect. The consummation of such transactions can be prevented or delayed by a variety of factors, including, by way of example: (i) intervention of a federal or state regulatory agency; (ii) compliance with any applicable federal or state securities laws; (iii) market conditions resulting in material changes in securities prices; (iv) inability to obtain adequate financing; and, in the case of mergers or tender and exchange offers, (v) opposition of the management or stockholders of the target company, which will often result in litigation to prevent the proposed transaction. Accordingly, the GRID Fund and the Global Mini Mites Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of their shares.

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Consumer Products

The International Small Cap Fund and the Global Growth Fund have in the past focused, and may in the future focus, its investments in securities issued by companies in the consumer products sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Companies in the consumer goods sector may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. The consumer goods sector is affected by the strength of the U.S. economy and factors out of the U.S. government’s control, such as global oil prices. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector

The Global Growth Fund has in the past invested, and may in the future invest, a significant portion of its total assets in securities issued by information technology companies. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. These companies are heavily dependent on patent protection and the expiration of or infringement on patents may adversely affect the profitability of such companies.

The securities of information technology companies tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation, product and/or service obsolescence, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect information technology companies. These companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those information technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Options

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return on or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions”.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund’s assets. To the extent that puts, straddles, and similar investment strategies involve instruments regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”), each Fund only will enter into such transactions if in doing so each Fund will continue to satisfy the restrictions imposed by the CFTC under rule 4.5.

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Warrants and Rights

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlines the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Foreign Securities

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared with dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable with those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The following provides more detail on certain pronounced risks with foreign investing:

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Foreign Currency Risk. The Funds may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Funds will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which a Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of a Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair a Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency-denominated investments.

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Tax Consequences of Foreign Investing. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

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EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values

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of a Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Frontier Markets. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

Governments of many frontier countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in such Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Funds may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Funds may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Funds will be indirectly subject to those risks.

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Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Funds. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Funds. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in local markets in frontier countries may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Funds.

Investing in Africa. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions, which may negatively affect the value of investments in a Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Investing in Eastern Europe. An investment in Eastern European issuers may subject a Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Other risks related to investing in securities of Eastern European issuers include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Eastern European issuers as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Investing in the Middle East. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

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Investing in Europe. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, it is not clear, but could be significant and far-reaching.

Pursuant to an agreement setting out the terms on which the United Kingdom may leave the European Union (“Brexit”), the United Kingdom formally withdrew from the EU, effective January 31, 2020, and entered into an 11-month transition period. During this transition period, the United Kingdom is expected to renegotiate its political and economic relationships with the EU and other countries. As a result of the original referendum and other geopolitical developments leading to Brexit, the financial markets experienced increased levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Additional risks associated with Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services businesses that are conducting business in the EU and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of a Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Investing in Japan. There are special risks associated with investments in Japan. If the Funds invest in Japan, the value of the Funds’ shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Funds’ holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of the Funds’ Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities.

Investing in Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the

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future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Funds invest and, therefore, the value of the Funds’ shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Funds’ ability to repatriate investment income, capital or the proceeds of sales of securities. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurances can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Funds’ investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Investing in Asia-Pacific Countries. In addition to the risks of investing in foreign securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

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When Issued, Delayed Delivery Securities, and Forward Commitments

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian, through book-entry notations, cash or liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. Whenever a Fund is required to establish a segregated account, notations on the books of the Corporation’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other liquid assets. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. If the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and a Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Funds may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Funds’ ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund’s total assets or 5% of such issuer’s voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

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Restricted and Illiquid Securities

Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the “SEC”) or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

Repurchase Agreements

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund’s custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in a Fund’s portfolio, more than 15% of its net assets would be so invested.

Loans of Portfolio Securities

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

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Borrowing

Each Fund may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the value of the assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund’s assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings. The foregoing policies regarding borrowing are not fundamental polices of the Funds and the Board may change them without a vote of a Fund’s shareholders so long as they remain consistent with the Fund’s fundamental investment restrictions. See “Investment Restrictions.”

Hedging Transactions

Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of a Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

Each Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which a Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if a Fund does not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid assets in an amount at least equal to each Fund’s

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obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. Whenever a Fund is required to establish a segregated account, notations on the books of the Corporation’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Other Swap and Derivative Transactions. Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Funds may not own certain Reference Assets, a Fund may not have any voting rights with respect to such Reference Assets, and in such cases all decisions related to the obligors or issuers of such Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had a Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to a Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for a Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund if it utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes. The Fund only will enter into swaps that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) if in doing so the Fund will continue to satisfy the restrictions imposed by the CFTC under Rule 4.5.

Regulation of Derivative Transactions as Swaps or Security-Based Swaps. Title VII (the “Derivatives Title”) of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) imposed a new regulatory structure on derivatives markets, starting in 2011, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers.

The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) are still in the process of adopting regulations, making determinations and providing guidance to implement the Derivatives Title, though certain aspects of the regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Funds is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change each Fund’s trading of Covered Swaps. With respect to mandatory central clearing, each Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of an execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

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Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from, and post to, a Fund variation margin (and initial margin, if a Fund exceeds a specified exposure threshold) for uncleared derivatives transactions in certain circumstances. U.S. federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The CFTC and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Limitations on the Purchase and Sale of Futures Contracts and Options and on Futures Contracts. Subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. CFTC Rule 4.5, upon which the Fund relies to avoid having its adviser register with the CFTC as a “commodity pool operator” imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

1940 Act Limitations. To the extent the terms of derivatives transactions obligate a Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of derivatives transactions obligate a Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation, or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation, or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), or considered borrowings subject to the Fund’s limitations on borrowings, but may create leverage for the Fund. To the extent that a Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to a 300% asset coverage requirement pursuant to 1940 Act requirements.

These earmarking, segregation, or cover requirements can result in a Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

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Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine, North Korea and the Middle East, pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, trade or tariff arrangements, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Due to a lapse in appropriations, a partial U.S. government shutdown occurred from December 22, 2018 through January 25, 2019. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Funds’ investments and operations. In addition, the Funds’ ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus (COVID-19) outbreak, generally subsided, uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective. The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

As previously discussed, Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Funds and their investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Funds and their investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Funds to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the United Kingdom or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Funds, their investments or its organization more generally.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect each Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition, and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition, and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates, and/or a return to unfavorable economic conditions could impair each Fund’s ability to achieve its investment objective.

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Regulation and Government Intervention Risk

The global financial crisis has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments and certain foreign governments and their regulatory agencies or self-regulatory organizations may take legislative and regulatory actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation may change the way in which each Fund is regulated and could limit or preclude the Funds’ ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers, and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring, and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Adviser and each Fund. The Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting each Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd- Frank Act, and any additional future legislation or regulation, is not yet certain and the Adviser and each Fund may be affected by governmental action in ways that are unforeseeable.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Funds’ expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Funds.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Funds’ ability to engage in transactions, impact flows into the Funds and/or increase overall expenses of the Funds. The Board designated and approved a liquidity committee (“Liquidity Committee”) to administer the Funds’ liquidity risk management program and related procedures, various aspects of which went into effect in December 2018 and June 2019.

In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Funds. For example, the SEC recently re-proposed a new regulatory framework for registered investment companies’ use of derivatives. While the full extent of the aggregate impact of these regulations is still unclear, these regulations and actions may adversely affect both a Fund and the instruments in which such Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Funds.

The executive branch may call for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the executive branch implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Funds cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Funds’ competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the executive and legislative branches of the U.S. government have led in the past, and may lead in the future, to short term or prolonged policy impasses, which could, and have, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged

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shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have an adverse impact on companies in the Funds’ portfolios and consequently on the value of their securities and the Funds’ net asset values.

Each Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Special Risks Related to Cyber Security

Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Smaller Capitalization Companies

Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, a Fund’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

Small and Mid-Cap Stock Risk. The Funds may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company.

As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. A Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Investments in Unseasoned Companies Risk. A Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which a Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which a Fund may invest.

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Securities of Smaller and Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Adviser believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by the Adviser does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Adviser believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but the Adviser believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from governments by means of price controls, regulations or litigation.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the applicable Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (1) 67% of such Fund’s voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the subject Fund’s outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund (unless otherwise noted) may not:

1.

Issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. Each Fund’s obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

2.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

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3.

Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

4.	Invest for the purpose of exercising control over management of any company;

5.

Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts, and similar instruments;

6.	Purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests; or

7.	Invest 25% or more of the value of its total assets in any one industry (Global Mini Mites Fund only).

The Global Content & Connectivity Fund has a non-fundamental concentration policy that the Fund may not invest more than 25% of the value of its total assets in any particular industry other than the telecommunications-related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. government of its agencies or its instrumentalities). This concentration policy may not be changed without stockholder approval in accordance with Section 13 (a)(3) of the 1940 Act. At the next meeting of stockholders of the Global Content & Connectivity Fund, the Board of the Corporation will present a proposal to stockholders of the Global Content & Connectivity Fund seeking stockholder approval of this concentration policy as a fundamental policy of the Global Content & Connectivity Fund, pursuant to an undertaking given by the Corporation to the SEC.

Each of the Global Growth Fund, the International Small Cap Fund, and the GRID Fund has a non-fundamental concentration policy that each such Fund may not invest more than 25% of the value of its total assets in any particular industry. This concentration policy may not be changed without stockholder approval in accordance with Section 13(a)(3) of the 1940 Act. At the next meetings of stockholders of each of the Global Growth Fund, the International Small Cap Fund, and the GRID Fund, the Board of the Corporation will present a proposal to stockholders of the Global Growth Fund, the International Small Cap Fund, and the GRID Fund seeking stockholder approval of an appropriate concentration policy as a fundamental policy of the applicable Fund.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-PORT or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons”, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or the Chief Executive Officer or General Counsel of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

2.

To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.

To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

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4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.

To certain brokers-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.

To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to their typesetter on a semiannual basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. Broadridge Financial Solutions, Inc. provide the Funds’ proxy voting service. Donnelley Financial Solutions, and Appatura provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

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DIRECTORS AND OFFICERS

Under Maryland law, the Corporation’s Board is responsible for establishing the Corporation’s policies and for overseeing the management of the Corporation. The Board also elects the Corporation’s Officers who conduct the daily business of the Corporation. Information pertaining to the Directors and Officers of the Corporation is set forth on the following page:

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships
INTERESTED DIRECTORS(4):
Mario J. Gabelli Chairman and Chief Investment Officer Age: 77	Since 1993	33(8)	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1993	12	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS(5):
E. Val Cerutti Director Age: 80	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita(6) Director Age: 84	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 79	Since 1993	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

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Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships
Anthonie C. van Ekris(6) Director Age: 85	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza(6)(7) Director Age: 74	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)		Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 68	Since 2003		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017		Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Andrea R. Mango Secretary Age: 48	Since 2013		Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013		Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
(2)

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Corporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)

The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Funds because they have common or affiliated investment advisers.

(4)

“Interested person” of the Funds as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli are each considered to be an “interested person” of the Funds because of their affiliation with the Funds’ Adviser. Mario J. Gabelli and John D. Gabelli are brothers.

(5)	Directors who are not considered to be “interested persons” of the Funds, as defined in the 1940 Act, are considered to be “Independent” Directors.
(6)

Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Zizza is an independent director of Gabelli International Ltd., all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Funds’ Adviser.

(7)

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Funds. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the 1934 Act, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

(8)

As of December 31, 2019, there are a total of 48 registered investment companies in the Fund Complex. Of the 48 registered investment companies, Mr. Gabelli serves as a director or trustee for 33 funds, sole portfolio manager of 8 funds, and part of the portfolio management team of 14 funds.

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The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Interested Directors

Mario J. Gabelli, CFA Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Corporation. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital Group, Inc. (“Associated Capital), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research, LLC (“G.research”), an institutional research and brokerage firm which is an affiliate of the Adviser. He has over thirty-five years of experience in the asset management industry. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Gabelli also sits on the boards of various charitable foundations including the Mount Vernon Police Foundation.

Independent Directors

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti serves on the boards of other funds in the Fund Complex. He formerly served as a director of The LGL Group, Inc., a diversified manufacturing company. Mr. Cerutti was President and Chief Operating Officer of Stella D’oro Biscuit Co. and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor’s degree from Fordham University and M.B.A. from Iona College.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Corporation’s Audit and Nominating Committees and a member of the Corporation’s ad hoc Proxy Voting Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. Dr. Roeder is the Chairman of the Corporation’s ad hoc Proxy Voting Committee, a member of the Corporation’s Nominating and Audit Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to the boards of other funds in the Gabelli/GAMCO Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

27

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as a director and the Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza serves as Lead Independent Director of the Corporation and is a member of the Corporation’s Audit and Nominating Committees, and has been designated as the Audit Committee Financial Expert. He is also a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. In addition to serving on the boards of other funds in the Fund Complex, he is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors.

The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate ad hoc multi-fund Compensation Committee relating to the compensation of certain officers of the closed end funds in the Fund Complex, and some of the Corporation’s Directors may from time to time also serve on this separate committee.

All of the Directors, other than Messrs. Mario J. Gabelli and John D. Gabelli, are Independent Directors and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Funds are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and their major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

28

Board Committees

The Board has established two standing committees in connection with its governance of the Corporation: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Corporation does not have a standing Compensation Committee (although some of the individuals who are Directors of the Funds participate in the multi-fund ad hoc Compensation Committees described above).

The Corporation’s Audit Committee consists of three members: Messrs. Colavita (Chairman) and Zizza, and Dr. Roeder, who are Independent Directors of the Corporation. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 11, 2020. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of a Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Corporation’s independent registered public accounting firm. During the fiscal year ended December 31, 2019, the Audit Committee met twice.

The Corporation’s Nominating Committee consists of three members: Messrs. Colavita (Chairman) and Zizza, and Dr. Roeder, who are Independent Directors of the Funds. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the fiscal year ended December 31, 2019. The Corporation does not have a standing compensation committee.

The Corporation’s ad hoc Proxy Voting Committee consists of three members: Dr. Roeder (Chairman) and Mr. Colavita, who are Independent Directors of the Funds. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Funds’ Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2019.

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Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2019.

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED DIRECTORS:

Mario J. Gabelli	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	B E E E E	E

John D. Gabelli	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	A A A A A	E

INDEPENDENT DIRECTORS:

E. Val Cerutti	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	A A A A A	E

Anthony J. Colavita	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	E E C C A	E

Werner J. Roeder	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	D A A A A	E

Anthonie C. van Ekris	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	B B B B A	E

Salvatore J. Zizza	Global Content & Connectivity Fund Global Growth Fund International Small Cap Fund GRID Fund Global Mini Mites Fund	A A A A A	E

*	Key to Dollar Ranges – Information as of December 31, 2019
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

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Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2019, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc	Common Stock	$35,010	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$1,064,967	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$642,266	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$427,200	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$33,000	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$40,920	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,551,179	1.25%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$328,296	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Independent Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser, or an affiliated company receive no compensation or expense reimbursement from the Corporation.

The following table sets forth certain information regarding the compensation of the Corporation’s Directors. No Officer or person affiliated with the Corporation received compensation in excess of $60,000 from the Funds for the fiscal year ended December 31, 2019.

Compensation Table

Aggregate Compensation from the Funds (Fiscal Year)

Name of Person and Position	Aggregate Compensation From the Funds*	Total Compensation From the Funds and Fund Complex**
INTERESTED DIRECTORS:
Mario J. Gabelli Chairman of the Board	$0	$0	(0)
John D. Gabelli Director	$0	$0	(0)
INDEPENDENT DIRECTORS:
E. Val Cerutti Director	$10,000	$33,500	(8)
Anthony J. Colavita Director	$15,000	$219,000	(21)
Werner J. Roeder Director	$12,000	$171,024	(23)
Anthonie C. van Ekris Director	$10,000	$212,500	(24)
Salvatore J. Zizza Director	$14,000	$319,000	(32)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2019.
**

Represents the total compensation paid to such persons for the fiscal year ended December 31, 2019, by investment companies (including each Fund) or portfolios that are considered part of the same Fund Complex as the Funds because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

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Code of Ethics

The Corporation, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Advisers subscribe to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Corporation to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

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The Corporation files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2020, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of a Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
GLOBAL CONTENT & CONNECTIVITY FUND:
Class AAA
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	12.48%	Record*
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Fl. Jersey City, NJ 07310-1995	10.21%	Record*
Class A
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	25.77%	Record*
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	22.28%	Record*
UBS WM USA Special Custody Account EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	15.00%	Record*
Pershing, LLC Jersey City, NJ 07399-0001	13.09%	Record*
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	8.17%	Record*
Class C
Pershing, LLC Jersey City, NJ 07399-0001	42.96%	Record*
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	38.09%	Record*

33

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	14.82%	Record*
GLOBAL GROWTH FUND:
Class AAA
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	12.96%	Record*
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Fl. Jersey City, NJ 07310-1995	12.28%	Record*
Class A
LPL Financial San Diego, CA 92121-3091	23.58%	Record*
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	16.05%	Record*
UBS WM USA Special Custody Account EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	15.25%	Record*
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers New York, NY 10004-1901	9.01%	Record*
Pershing, LLC Jersey City, NJ 07399-0001	6.59%	Record*
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Fl. Jersey City, NJ 07310-1995	5.73%	Record*
Class C
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	45.63%	Record*
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller St. Petersburg, FL 33716-1100	18.14%	Record*

34

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
UBS WM USA Special Custody Account EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	13.69%	Record*
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL 32246-6484	5.51%	Record*
Class I
Mario J. Gabelli Greenwich, CT 06830-7011	27.50%	Beneficial(a)
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	26.37%	Record*
Pershing, LLC Jersey City, NJ 07399-0001	11.73%	Record*
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller St. Petersburg, FL 33716-1100	11.63%	Record*
UBS WM USA Special Custody Account EBOC UBSFSI Attn: Department Manager Weehawken, NJ 07086-6761	9.96%	Record*
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Our Customers 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	7.81%	Record*
Ascensus Trust Company FBO Gabelli Funds 401(k) Profit Sharing Fargo, ND 58106-0577	7.06%	Record*
INTERNATIONAL SMALL CAP FUND:
Class AAA
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	13.56%	Record*
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Fl. Jersey City, NJ 07310-1995	11.61%	Record*
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds San Francisco, CA 94105-1905	8.21%	Record*

35

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Class A
LPL Financial San Diego, CA 92121-3091	32.08%	Record*
Douglas J. Vandenberg & Deborah A. Vandenberg JT WROS Commerce TWP, MI 48382-1349	26.73%	Beneficial+
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	10.70%	Record*
UMB Bank NA Jannet O’Connor Warwick, NY 10990-1630	6.45%	Record*
David Steiner Cust. FBO Jaimie S Diamond UTMA-NJ Berkeley Heights, NJ 07922-2133	6.42%	Beneficial
Class C
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller St. Petersburg, FL 33716-1100	40.99%	Record*
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund OPS Manager Minneapolis, MN 55402-4413	32.01%	Record*
Stifel Nicolaus & Co. Inc. Sharon D Fornarotto IRA Saint Louis, MO 63102-2137	20.56%	Record*
William F. Meier Greendale, WI 53129-2668	5.52%	Beneficial
Class I
Mario J. Gabelli Greenwich, CT 06830-7011	68.43%	Beneficial(b)
C. W. Owen Bethesda, MD 20817-1304	33.51%	Beneficial+
GGCP Inc. Greenwich, CT 06830-6608	27.67%	Beneficial+
Ascensus Trust Company FBO Gabelli Funds 401(k) Profit Sharing Fargo, ND 58106-0577	14.16%	Record*
Pershing, LLC Jersey City, NJ 07399-0001	8.11%	Record*

36

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Ascensus Trust Company FBO GAMCO Investors, Inc. 401(k) Plan Fargo, ND 58106-0758	6.63%	Record*
GRID FUND:
Class AAA
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	33.53%	Record*
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Fl. Jersey City, NJ 07310-1995	20.38%	Record*
Class A
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	33.42%	Record*
Pershing, LLC Jersey City, NJ 07399-0001	29.02%	Record*
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund OPS Manager Minneapolis, MN 55402-4413	9.77%	Record*
LPL Financial San Diego, CA 92121-3091	5.91%	Record*
Class C
Wells Fargo Clearing Services LLC St. Louis, MO 63103-2523	54.15%	Record*
LPL Financial San Diego, CA 92121-3091	16.57%	Record*
Pershing, LLC Jersey City, NJ 07399-0001	11.69%	Record*
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller St. Petersburg, FL 33716-1100	5.43%	Record*
Class I
Mario J. Gabelli Greenwich, CT 06830-7011	94.34%	Beneficial(c)
MJG 1999 Descendants Trust Attn: Mario J. Gabelli Rye, NY 10580-1422	35.15%	Beneficial+

37

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Attn Mutual Funds Admin c/o Mellon Bank ID 225 SEI Private Trust Company Oaks, PA 19456-9989	20.30%	Record*
MJG Associates, Inc. Greenwich, CT 06830-6608	13.01%	Beneficial
GLOBAL MINI MITES FUND:
Class AAA
Bruce N. Alpert Tequesta, FL 33469-2823	48.79%	Beneficial+
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	38.62%	Record*
Gabelli Funds LLC Nick Damiano Rye, NY 10580-1422	8.23%	Beneficial
Class A
Gabelli Funds LLC Nick Damiano Rye, NY 10580-1422	100%	Beneficial+
Class C
Gabelli Funds LLC Nick Damiano Rye, NY 10580-1422	100%	Beneficial+
Class I
Mario J. Gabelli Greenwich, CT 06830-7011	74.91%	Beneficial(d)
GGCP Inc. Greenwich, CT 06830-6608	18.10%	Beneficial
Mario J. Gabelli President The Gabelli Foundation Inc. Rye, NY 10580-1422	13.23%	Beneficial
UMB Bank NA Bruce N. Alpert Tequesta, FL 33469-2823	9.80%	Beneficial
Michael Gabelli & Elisa Wilson Gen Partners c/o Gabelli & Company Inc. Rye, NY 10580-1422	9.73%	Beneficial

38

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
Wells Fargo Clearing Services LLC Special Custody Account FBO Exclusive Benefit of Customers St. Louis, MO 63103-2523	8.37%	Record*
MJG Associates, Inc. Greenwich, CT 06830-6608	6.46%	Beneficial
E3M 2016 LLC Rye, NY 10580-1422	6.30%	Beneficial

*	Beneficial ownership is disclaimed.
+	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.
(a)	Includes shares directly or indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the Global Growth Fund.
(b)

Includes shares indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the International Small Cap Fund, including shares held by GGCP Inc.

(c)

Includes shares indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the GRID Fund, including shares held by MJG 1999 Descendants Trust and MJG Associates, Inc.

(d)

Includes shares indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the Global Mini Mites Fund, including shares held by GGCP Inc., The Gabelli Foundation Inc., MJG Associates, Inc., and E3M 2016 LLC.

As of March 31, 2020, Mario J. Gabelli directly or indirectly owned 78.9% of the outstanding shares of the GRID Fund, 11.3% of the outstanding shares of the International Small Cap Fund, and 69.0% of the outstanding shares of the Global Mini Mites Fund. For as long as these investments in the GRID Fund and Global Mini Mites Fund represent greater than 25% interest in each, Mr. Gabelli may be deemed to be a “control person” of such Fund, as that term is defined in the 1940 Act.

As of March 31, 2020, as a group, excluding Mario J. Gabelli and affiliates, the Directors and Officers of the Corporation owned less than 1% of the outstanding shares (aggregating all share classes of the respective Funds) of the Global Growth Fund, the Global Content & Connectivity Fund, the GRID Fund, the International Small Cap Fund, and 12.3% of the outstanding shares of the Global Mini Mites Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $21.9 billion as of December 31, 2019. The Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GBL. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies having assets under management of approximately $14.6 billion as of December 31, 2019; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $2.3 billion as of December 31, 2019, acts as investment adviser to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.7 billion as of December 31, 2019. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc. as of December 31, 2019. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates

39

will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Funds pursuant to Investment Advisory Agreements (the “Agreements”) which were initially approved by the Fund’s sole shareholder on September 23, 1993 for the Global Content & Connectivity Fund, January 18, 1994 for the International Small Cap Fund and the GRID Fund, and September 24, 2018 for the Global Mini Mites Fund. Pursuant to the Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day to day investment decisions for the Funds, arranges the portfolio transactions for each Fund and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board. Under the Agreements, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds’ Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including The Bank of New York Mellon, the Funds’ Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), the Funds’ Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund’s NAV is an expense payable by each Fund pursuant to the Agreements. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2019, the Funds reimbursed the Adviser $45,000, $45,000, $0, $33,750, and $0 for the Global Content & Connectivity Fund, the Global Growth Fund, the International Small Cap Fund, the GRID Fund, and the Global Mini Mites Fund, respectively, in connection with the cost of computing each Fund’s NAV.

Each Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Agreements provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Agreements also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Agreements in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Agreements that the word “Gabelli” in its name, as applicable, is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. Each Fund has further agreed that in the event, for any reason, the Adviser ceases to be its investment adviser, the relevant Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

40

By its terms, each Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Corporation’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreements. The Agreements are terminable without penalty by the Corporation on behalf of each Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act. As compensation for the Adviser’s services and related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.00% of each Fund’s average daily net assets, payable out of each Fund’s net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Earned and Advisory Fees Waived and Expenses

Reimbursed to the Funds for the Year Ended December 31

	2017		2018		2019
	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed
Global Content & Connectivity Fund*	$975,338	$56,231	$890,952	$70,600	$791,987	$91,150
Global Growth Fund**	$810,318	$19,466	$951,255	$261,050	$1,023,156	$412,641
International Small Cap Fund***	$102,321	$144,403	$98,548	$201,091	$78,209	$184,323
GRID Fund****	$555,604	$175,468	$609,606	$211,071	$505,729	$196,584
Global Mini Mites Fund*****	—	—	$1,023	$43,899	$13,238	$126,588

*

During the period from December 1, 2017 through November 30, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Content & Connectivity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00% on an annualized basis for Class I shares. During the period from December 1, 2019 through December 31, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Content & Connectivity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.90% on an annualized basis for Class AAA, Class A, Class C, and Class I shares.

**

During 2017 and 2018, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Growth Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00% on an annualized basis for Class I shares. During the period from June 1, 2018 through November 30, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Growth Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25%, 1.25%, and 2.00% on an annualized basis for Class AAA, Class A, and Class C shares, respectively. During the period from December 1, 2019 through December 31, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Growth Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.90% on an annualized basis for Class AAA, Class A, Class C, and Class I shares.

***

During the period from January 1, 2017 through September 4, 2017, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the International Small Cap Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.00% on an annualized basis for Class AAA, Class A, Class C, and Class I shares, respectively. During the period from September 5, 2017 through November 30, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the International Small Cap Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00%, 2.00%, 2.75%, and 1.00% on an annualized basis for Class AAA, Class A, Class C, and Class I shares, respectively. During the period from December 1, 2019 through December 31, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the International Small Cap Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.90% on an annualized basis for Class AAA, Class A, Class C, and Class I shares.

****

During the period from January 1, 2017 through November 30, 2019, the Adviser contractually agreed to waive its investment advisory fees and/or reimburse expenses of the GRID Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, and 2.75% on an annualized basis for Class AAA, Class A, and Class C shares, respectively. During the period from October 1, 2017 through November 30, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse

41

expenses of the GRID Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00% on an annualized basis for Class I shares. During the period from December 1, 2019 through December 31, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the GRID Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.90% on an annualized basis for Class AAA, Class A, Class C, and Class I shares.
*****

The Global Mini Mites Fund commenced operations on October 1, 2018. During the period from October 1, 2018 through November 30, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Mini Mites Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25%, 1.25%, 2.00%, and 1.00% on an annualized basis for Class AAA, Class A, Class C, and Class I shares, respectively. During the period from December 1, 2019 through December 31, 2019, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Mini Mites Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.90% on an annualized basis for Class AAA, Class A, Class C, and Class I shares.

Effective December 1, 2019, the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.90% for each class of shares. These fee waiver and expense reimbursement arrangements are in effect through April 30, 2021 and may be terminated only by the Board of Directors of the Corporation before such time. In addition, each of the GRID Fund, the International Small Cap Fund, the Global Growth Fund, the Global Content & Connectivity Fund, and the Global Mini Mites Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, the adjusted annual total operating expenses would not exceed an annual rate of 0.90% of its average daily net assets for the applicable class of shares of each Fund or, in all cases, any such lower amount that was applicable at the time the reimbursed expenses were waived by the Adviser.

The Adviser reimbursed the Funds the following amounts:

For the years ended December 31,

Fund	2017	2018	2019
Global Content & Connectivity Fund	$56,231	$70,600	$91,150
Global Growth Fund	$19,466	$261,050	$412,641
International Small Cap Fund	$144,403	$201,091	$184,323
GRID Fund	$175,468	$211,071	$196,584
Global Mini Mites Fund*	—	$43,899	$126,588

*	The Global Mini Mites Fund commenced operations on October 1, 2018.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day to day management during the fiscal year ended December 31, 2019.

Gabelli Global Content & Connectivity Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sergey Dlzuhevskiy	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$1.1 million	0	$0
Evan D. Miller	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$50,137	0	$0

42

Gabelli Global Growth Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.3 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	21	$135.2 million	0	$0
Howard F. Ward	Registered Investment Companies:	2	$3.7 billion	1	$2.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	21	$174.9 million	0	$0
Christopher D. Ward	Registered Investment Companies:	1	$1.0 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	6	$0.7 million	0	$0

Gabelli International Small Cap Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	$1.4 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	21	$135.2 million	0	$0

Gabelli Global Rising Income and Dividend Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies:	24	$19.7 billion	5	$5.6 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$904.3 million
	Other Accounts:	985	$8.1 billion	1	$238.5 million

43

Gabelli Global Mini Mites Fund

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies:	24	$19.8 billion	5	$5.6 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$904.3 million
	Other Accounts:	985	$8.1 billion	1	$238.5 million
Sarah Donnelly	Registered Investment Companies:	3	$3.7 billion	1	$2.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$13.6 million	0	$0
Ashish Sinha	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$412,893	0	$0
Hendi Susanto	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	11	$2.4 million	0	$0
Chong-Min Kang	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$0.4 million	0	$0

As of December 31, 2019, there are a total of 48 registered investment companies in the Fund Complex. Of the 48 registered investment companies, Mr. Gabelli serves as sole portfolio manager of 8 and part of the portfolio management team of 14.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. This information is as of March 31, 2019. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Global Content & Connectivity Fund and Global Mini Mites Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Global Content & Connectivity Fund and Global Mini Mites Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of their other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided

44

to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with G.research and his indirect majority ownership interest in G.research, he may have an incentive to use G.research to execute portfolio transactions for the Global Content & Connectivity Fund and the Global Mini Mites Fund even if using G.research is not in the best interest of the Global Content & Connectivity Fund and the Global Mini Mites Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), a portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers other than Mario J. Gabelli

The compensation of the portfolio managers for the Global Content & Connectivity Fund and the Global Mini Mites Fund other than Mr. Gabelli is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the respective Fund.

Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s).

These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Content & Connectivity Fund and the Global Mini Mites Fund. Net revenues are determined by deducting from gross investment management fees the Firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Global Content & Connectivity Fund and the Global Mini Mites Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an

45

executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager of accounts managed by affiliates. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Ownership of Shares in the Funds

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Name	Fund	Dollar Range of Equity Securities Held in each Fund*
Mario J. Gabelli	GRID Fund	E
	Global Mini Mites Fund	E
Caesar M.P. Bryan	Global Growth Fund International Small Cap Fund	A C
Sergey Dluzhevskiy	Global Content & Connectivity Fund	A
Sarah Donnelly	Global Mini Mites Fund	A
Chong-Min Kang	Global Mini Mites Fund	A
Evan Miller	Global Content & Connectivity Fund	A
Ashish Sinha	Global Mini Mites Fund	A
Hendi Susanto	Global Mini Mites Fund	A
Christopher D. Ward	Global Growth Fund	A
Howard F. Ward	Global Growth Fund	E

*	Key to Dollar Ranges – Information as of December 31, 2019
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Fund’s shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds’ investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion – 0.0125%; $15 billion to $20 billion – 0.01%; and over $20 billion – 0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Funds.

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Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts, 02116, serves as the Corporation’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for each Fund’s cash and securities. DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), located at 430 W 7th Street STE 219204, Kansas City, Missouri 64105-1407 performs the shareholder services and acts as each Fund’s transfer agent and dividend disbursing agent. Neither DST nor State Street assists in or is responsible for investment decisions involving assets of the Funds.

Distributor

To implement the Funds’ Rule 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of their shares on a best efforts basis.

Set forth in the tables below are the amounts of sales commissions and underwriting fees of Class A shares and contingent deferred sales charges (“CDSCs”) for Class A and Class C shares received and retained by the Distributor for the past three fiscal years:

Sales Commissions for the Years Ended December 31,

Global Content & Connectivity Fund	2017		2018		2019
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$8,464	$1,354	$2,425	$313	$830	$110
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$0	$0	$193	$193	$369	$369

Sales Commissions for the Years Ended December 31,

Global Growth Fund	2017		2018		2019
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$16,707	$2,834	$31,890	$4,878	$35,148	$5,375
Class A CDSCs	$0	$0	$0	$0	$1,650	$1,650
Class C CDSCs	$0	$0	$0	$0	$301	$301

Sales Commissions for the Years Ended December 31,

International Small Cap Fund	2017		2018		2019
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$676	$88	$115	$15	$1,149	$24
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$0	$0	$0	$0	$15	$15

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Sales Commissions for the Years Ended December 31,

GRID Fund	2017		2018		2019
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$24,899	$3,720	$34,032	$5,253	$6,668	$1,030
Class A CDSCs	$0	$0	$0	$0	$0	$0
Class C CDSCs	$5	$5	$333	$333	$1,725	$1,725

Sales Commissions for the Period Ended December 31,

Global Mini Mites Fund*	2018		2019
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$0	$0	$0	$0
Class A CDSCs	$0	$0	$0	$0
Class C CDSCs	$0	$0	$0	$0

*	The Global Mini Mites Fund commenced operations on October 1, 2018.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2019:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
Global Content & Connectivity Fund	$110	$369	$13,236	$0
Global Growth Fund	$5,375	$1,951	$0	$0
International Small Cap Fund	$24	$15	$45	$0
GRID Fund	$1,030	$1,725	$3,394	$0
Global Mini Mites Fund	$0	$0	$5,553	$0

*	Amounts of brokerage commissions were received and retained by G.research, an affiliate of the Distributor, which received no other compensation from the Fund.

DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund’s Class AAA, Class A, and Class C, shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Corporation’s Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

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Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class AAA and Class A shares, and 1.00% of its average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Amended and Restated Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of a Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Corporation’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

Set forth in the table below are the distribution expenses incurred by category by the Distributor during the fiscal year ended December 31, 2019:

	Global Content & Connectivity Fund	Global Growth Fund	International Small Cap Fund	GRID Fund	Global Mini Mites Fund
Advertising and Promotion	$12,200	$12,300	$3,900	$2,200	$2,200
Printing, Postage and Stationery	$2,400	$2,100	$700	$400	$390
Overhead Support Expenses	$7,400	$6,700	$1,700	$1,400	$1,090
Advanced Commissions	$0	$0	$0	$0	$0
Salaries of Personnel of Distributor	$47,100	$60,500	$11,100	$9,300	$6,320
Third Party Servicing Fees	$65,800	$100,700	$10,700	$30,400	$90

For the fiscal year ended December 31, 2019, the Global Content & Connectivity Fund, the Global Growth Fund, the International Small Cap Fund, the GRID Fund, and the Global Mini Mites Fund made payments of $167,411, $236,831, $16,281, $35,925, and $360, respectively, to the Distributor. The Plan compensates the Distributor regardless of its expense and may contain a profit element.

Distribution Costs and Expenses

Incurred for the Year Ended December 31, 2019

	Class AAA	Class A	Class C
Global Content & Connectivity Fund	$164,815	$796	$1,800
Global Growth Fund	$206,734	$12,460	$17,637
International Small Cap Fund	$15,790	$211	$280
GRID Fund	$13,101	$3,787	$19,037
Global Mini Mites Fund	$244	$23	$93

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the respective Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

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The following table provides the dates that each Fund’s class of shares were first offered to the public:

	Class AAA	Class A	Class C	Class I
Global Content & Connectivity Fund	11/1/1993	3/12/2000	6/2/2000	1/11/2008
Global Growth Fund	2/7/1994	3/2/2000	3/12/2000	1/11/2008
International Small Cap Fund	5/11/1998	3/12/2000	11/23/2001	1/11/2008
GRID Fund	2/3/1994	5/2/2001	11/26/2001	1/11/2008
Global Mini Mites Fund	10/1/2018	10/1/2018	10/1/2018	10/1/2018

Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Funds’ prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by each Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase such shares of each Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Corporation had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of these Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

Under the Agreements, the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.distributors, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.distributors, which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.distributors, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the 1934 Act, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of

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the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $440 for Global Content & Connectivity Fund, $86,508 for Global Growth Fund, $4,899 for International Small Cap Fund, $0 for GRID Fund, and $0 for Global Mini Mites, respectively, on portfolio transactions in the principal amount of $151,719 for Global Content & Connectivity Fund, $142,122,077 for Global Growth Fund, $2,414,008 for International Small Cap Fund, $0 for GRID Fund, and $0 for Global Mini Mites Fund, respectively, during the fiscal year ended December 31, 2019. The average commission on these transactions was $0.04000, $0.06545, $0.01494, $0.00000, and $0.00000 per share for Global Content & Connectivity Fund, Global Growth Fund, International Small Cap Fund, GRID Fund, and Global Mini Mites Fund respectively. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Funds do not take into account whether such broker or dealer sells shares of the Funds or other Gabelli funds or the amount of such sales.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research, when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including the Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround (“DOT”) System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Funds’ Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Funds of the aggregate compensation it earned on such transactions.

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The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2019
Global Content & Connectivity Fund
Total brokerage commissions paid by the Fund†	$50,284	$43,591	$27,316
Total brokerage commissions paid by the Fund to G.research	$21,805	$16,247	$13,236
% of total brokerage commissions paid to G.research	43.36%	37.27%	48.46%
% of principal amount of transactions involving commissions effected through G.research	36.82%	34.68%	42.14%
Global Growth Fund
Total brokerage commissions paid by the Fund†	$68,425	$73,059	$114,175
Total brokerage commissions paid by the Fund to G.research	$0	$60	$0
% of total brokerage commissions paid to G.research	0.00%	0.08%	0.00%
% of principal amount of transactions involving commissions effected through G.research	0.00%	0.10%	0.00%
International Small Cap Fund
Total brokerage commissions paid by the Fund†	$21,414	$10,861	$5,356
Total brokerage commissions paid by the Fund to G.research	$306	$0	$45
% of total brokerage commissions paid to G.research	1.43%	0.00%	0.84%
% of principal amount of transactions involving commissions effected through G.research	5.25%	0.00%	0.90%
GRID Fund
Total brokerage commissions paid by the Fund†	$25,431	$17,190	$7,309
Total brokerage commissions paid by the Fund to G.research	$12,113	$7,125	$3,394
% of total brokerage commissions paid to G.research	47.63%	41.45%	46.44%
% of principal amount of transactions involving commissions effected through G.research	42.11%	40.05%	50.89%
Global Mini Mites Fund**
Total brokerage commissions paid by the Fund†		$801	$7,753
Total brokerage commissions paid by the Fund to G.research		$743	$5,553
% of total brokerage commissions paid to G.research		92.78%	71.63%
% of principal amount of transactions involving commissions effected through G.research		82.30%	49.95%

†

The Global Content & Connectivity Fund’s total commissions varied over the past three years primarily due to changes in the Fund’s net assets and portfolio turnover. The Global Growth Fund’s total commissions varied over the past three years primarily due to fluctuations in the Fund’s net assets and increases in portfolio turnover. The International Small Cap Fund’s total commissions varied over the past three years primarily due to fluctuations in net assets and increases in portfolio turnover. The GRID Fund’s total commissions varied over the past three years primarily due to fluctuations in the Fund’s net assets and increases in portfolio turnover.

*

The difference between the percentage of total commissions paid to G.research versus the percentage of the principal amount of commissionable trades done through G.research can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange-traded securities. G.research only executed transactions on exchange-listed securities, and the rates per share on such securities are often determined without regard to the principal amount of the transaction, which led to the differences noted.

**	The Global Mini Mites Fund commenced operations on October 1, 2018.

During the fiscal year ended December 31, 2019, the following Funds purchased securities of their regular brokers or dealers and the holdings at the end of the fiscal year ended December 31, 2019 are:

Fund	Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value
GRID Fund	Morgan Stanley & Co. Inc	5,000	$255,600

During their fiscal year ended December 31, 2019, the Gabelli Global Content & Connectivity Fund, Gabelli Global Growth Fund, Gabelli International Small Cap Fund, and Global Mini Mites Fund did not acquire securities of their regular broker-dealers or their parents.

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REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. No Fund will distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven days after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class C shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA shares, as applicable, as a result of the higher service and distribution- related fees to which Class C shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund’s NAV, equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, a Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser and/or Pricing Committee.

Equity securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements and such information will be presented to the Board for ratification at its next scheduled meeting. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

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Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board of Directors.

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts, securities at the close of the U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

A Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation’s Board. Additional information on fair valuation is provided in the Funds’ prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of shares of the Funds by U.S. persons who hold their shares as capital assets (generally, assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance

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can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships. As a regulated investment company, each Fund will generally not be subject to Federal income tax on its investment company taxable income (including net short term capital gains) and net long term capital gains that it distributes to its shareholders, provided that at least 90% of the Fund’s investment company taxable income for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by a Fund will be subject to regular corporate- level income taxes. If a Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as net long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a Fund with a November or December year end to use the Fund’s fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

Gains or losses on the sale of securities by each Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts and options on futures contracts are “section 1256 contracts”. Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any

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interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Each Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gain or qualified dividend income into higher taxed short term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that is not qualifying for purposes of the gross income test described above. Each Fund will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, and options on futures contracts.

Distributions

Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly reported distributions attributable to qualified dividends received by a Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate, provided that certain holding period requirements are met. Properly reported dividends paid by a Fund may, subject to limitations, qualify for the deduction for dividends received by corporations to the extent a Fund’s income consists of certain dividends received from U.S. corporations. Properly reported distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses), if any, are taxable as long term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held its shares and are not eligible for the dividends received deduction. If a Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gain, if the shareholder holds his shares as capital assets). Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of a Fund equal to the fair market value of such shares on the distribution date. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those shareholders purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

Upon a redemption sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), (ii) disposes such shares before the 91st day after the date on which the shares were acquired and (iii) before January 31 of the calendar year following such disposition, subsequently acquires shares in a Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of

56

the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Medicare Tax

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

Backup Withholding

Each Fund generally will be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability, if proper documentation is provided.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.

Certain Reportable Transactions

If a shareholder recognizes, in any taxable year, a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Withholding at a rate of 30% is required on dividends in respect of Fund shares held by “foreign financial institutions” (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Similarly, dividends in respect of Fund shares held by an investor that is a non-financial foreign entity is subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this legislation on their investment in the Funds.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest on obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short term capital gains” (generally, the excess of a Fund’s net short term capital gain over a Fund’s long term capital loss for such taxable year). Depending on its circumstances, a Fund may report all, some, or none of their potentially eligible dividends, in whole or in part, as ineligible for this exemption from

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withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute or successor Form).

Investors should consult their own tax advisers regarding U.S. Federal, state, local, and foreign tax considerations.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds’ performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Funds’ annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in any of these Funds with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of a portfolio manager of a Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting a Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUNDS’ SHARES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion three hundred fifty million shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds’ shares, to replace its Directors. The Corporation’s Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into five series each having a separate portfolio. The Fund offers Class AAA, Class A, Class C, and Class I Shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class of each series of shares when issued has equal dividend, liquidation (see “Redemption of Shares”), and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation reserves the right to create and issue an unlimited number of series of shares and multiple classes within each series. The shares of each series would participate solely in the assets, earnings, and expenses attributable to that series and the shares of each class would participate equally in the dividends, in respect of the particular class. The shares of each series would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation’s Certificate of Incorporation.

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Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders, less any expenses attributable to the class of such shares.

The Corporation sends semiannual and annual reports to all shareholders which include lists of portfolio securities and each Fund’s financial statements. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing shares.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to G.distributors, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

The Corporation will send unaudited reports at least semiannually, and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2019, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund’s 2019 Annual Report to Shareholders. Each Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

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APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:

Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(i)	Articles of Incorporation, as amended, dated July 1, 1993, of the Registrant is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 13, 1998 (Accession No. 0000950152-98-003200) (“Post-Effective Amendment No. 8”).

(a)(ii)	Articles of Amendment, dated January 11, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on March 9, 2000 (Accession No. 0000927405-00-000084) (“Post-Effective Amendment No. 11”).

(a)(iii)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(iv)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(v)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(vi)	Articles Supplementary, dated February 28, 2000, for The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(vii)	Articles of Amendment, with respect to The Gabelli Global Growth Fund, dated January 12, 2000, is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2001 (Accession No. 0000935069-01-500096) (“Post-Effective Amendment No. 12”).

(a)(viii)	Articles Supplementary, dated April 29, 2005, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001063) (“Post-Effective Amendment No. 17”).

(a)(ix)	Articles of Amendment, dated December 23, 2005, is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2006 (Accession No. 0000935069-06-001285).

(a)(x)	Articles of Amendment, dated April 11, 2013, with respect to The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund) is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 15, 2013 (Accession No. 0001193125-13-155193).

(a)(xi)	Articles Supplementary, dated June 20, 2017, is incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on June 22, 2017 (Accession No. 0001193125-17-210497) (“Post-Effective Amendment No. 39”).

(a)(xii)	Articles of Amendment, dated October 12, 2017, with respect to The Gabelli Global Content & Connectivity Fund (formerly known as The GAMCO Global Telecommunications Fund) and The Gabelli International Small Cap Fund (formerly known as The GAMCO Global Opportunity Fund), is incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 2018 (Accession No. 0001193125-18-143704) (“Post-Effective Amendment No. 40”).

(a)(xiii)	Articles Supplementary with respect to Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on July 12, 2018 (Accession No. 0001193125-18-216918).

(b)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017797) (“Post-Effective Amendment No. 22”).

(c)	Not Applicable.

(d)(i)	Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated September 23, 1993, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund, and The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(ii)	Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Opportunity Fund (formerly known as The Gabelli Global Growth Fund), is incorporated by reference to Post-Effective Amendment No. 12.

(d)(iii)	Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(iv)	Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(d)(v)	Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 8.

(d)(vi)	Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 12.

(d)(vii)	Investment Advisory Agreement, dated September 24, 2018, between Registrant and Gabelli Funds, LLC, on behalf of Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on October 1, 2018 (Accession No. 0001193125-18-289286) (“Post-Effective Amendment No. 44”).

(d)(viii)	Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated September 24, 2018, with respect to Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(d)(ix)	Amended and Restated Expense Deferral Agreement, dated June 1, 2018, with respect to Gabelli Global Rising Income and Dividend Fund, Gabelli International Small Cap Fund, GAMCO Global Growth Fund, and Gabelli Global Content & Connectivity Fund, is incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 2019 (Accession No. 0001193125-19-128776).

(e)(i)	Amended and Restated Distribution Agreement between the Registrant and G.distributors, LLC, dated June 22, 2017, on behalf of The GAMCO Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 39.

(e)(ii)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 27, 2012 (Accession No. 0001193125-12-191696) (“Post-Effective Amendment No. 26”).

(e)(iii)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 26.

(e)(iv)	Distribution Agreement between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(e)(v)	Distribution Agreement with G.distributors, LLC, dated September 24, 2018, with respect to Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company, dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000405) (“Post-Effective Amendment No. 13”).

(h)	Transfer Agency and Service Agreement, dated September 23, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

(i)(i)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, is incorporated by reference to Post-Effective Amendment No. 11.

(i)(ii)	Opinion and Consent of Venable LLP, is incorporated by reference to Post-Effective Amendment No. 44.

(j)(i)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(ii)	Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony J. Colavita, John D. Gabelli, Karl Otto Pöhl, Werner J. Roeder, and Anthonie C. van Ekris, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 12.

(j)(iii)	Powers of Attorney for E. Val Cerutti and Arthur V. Ferrara, dated December 3, 2001, are incorporated by reference to Post-Effective Amendment No. 13.

(j)(iv)	Power of Attorney for Salvatore J. Zizza, dated April 27, 2004, is incorporated by reference to Post-Effective No. 15 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC via EDGAR on April 30, 2004 (Accession No. 0000935069-04-000680).

(k)	Not Applicable.

(l)(i)	Agreements with Initial Shareholder is incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on January 5, 1994.

(l)(ii)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(iii)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(iv)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(v)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(vi)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(vii)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(viii)	Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 11.

(l)(ix)	Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 11.

(l)(x)	Purchase Agreement with Gabelli Funds, LLC, dated September 24, 2018, , with respect to Class AAA, Class A, Class C and Class I Shares of Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(m)(i)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares, between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, The GAMCO Global Growth Fund, The GAMCO Global Opportunity Fund, and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(m)(ii)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, The GAMCO Global Growth Fund, The GAMCO Global Opportunity Fund, and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(m)(iii)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, between Registrant and G.distributors, LLC, dated August 1, 2011, on behalf of The GAMCO Global Telecommunications Fund, The GAMCO Global Growth Fund, The GAMCO Global Opportunity Fund, and The Gabelli Global Rising Income and Dividend Fund (formerly known as The GAMCO Vertumnus Fund), is incorporated by reference to Post-Effective Amendment No. 26.

(m)(iv)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC with respect to Class AAA Shares of Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(m)(v)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC with respect to Class A Shares of Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(m)(vi)	Plan of Distribution pursuant to Rule 12b-1 with G.distributors, LLC with respect to Class C Shares of Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(n)(i)	Second Amended and Restated Rule 18f-3 Multi-Class Plan, dated February 23, 2017, with respect to The GAMCO Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 39.

(n)(ii)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(iii)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(iv)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Rising Income and Dividend Fund (formerly known as The Gabelli Global Convertible Securities Fund), is incorporated by reference to Post-Effective Amendment No. 17.

(n)(v)	Rule 18f-3 Multi-Class Plan with respect to Gabelli Global Mini MitesTM Fund, is incorporated by reference to Post-Effective Amendment No. 44.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., dated January 24, 2020, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Subdivision (a) of Section 4.2 of Article IV of Registrant’s Articles of Incorporation, Section 5 of the Investment Advisory Agreements and Section 10 of the Amended and Restated Distribution Agreements are hereby incorporated by reference to Exhibits (a), (d) and (e).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-laws, the Amended and Restated Investment Advisory Agreements, the Administration Agreement and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriter

(a)

G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Dividend Growth Fund, The Gabelli Money Market Funds, Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, Gabelli Innovations Trust, and the KEELEY Funds.

(b)

The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

Information on the physical possession of accounts, books, and other documents is included in Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on March 11, 2020.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GAMCO GLOBAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 48 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 48 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of April, 2020.

GAMCO GLOBAL SERIES FUNDS, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 48 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Mario J. Gabelli*	Chairman of the Board	April 29, 2020
Mario J. Gabelli

/s/ Bruce N. Alpert	President	April 29, 2020
Bruce N. Alpert	(Principal Executive Officer)

/s/ John C. Ball	Treasurer	April 29, 2020
John C. Ball	(Principal Financial Officer)

John D. Gabelli*	Director	April 29, 2020
John D. Gabelli

E. Val Cerutti*	Director	April 29, 2020
E. Val Cerutti

Anthony J. Colavita*	Director	April 29, 2020
Anthony J. Colavita

Werner Roeder, MD*	Director	April 29, 2020
Werner Roeder, MD

Anthonie C. van Ekris*	Director	April 29, 2020
Anthonie C. van Ekris

Salvatore J. Zizza*	Director	April 29, 2020
Salvatore J. Zizza

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

28(j)(i)	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.

28(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Teton Advisors, Inc., Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., dated January 24, 2020.